UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2018

AC Alternatives® Income Fund
Investor Class (ALNNX)
I Class (ALNIX)
Y Class (ALYNX)
A Class (ALNAX)
C Class (ALNHX)
R Class (ALNRX)
R6 Class (ALNDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALNNX	1.66%	2.32%	7/31/15
HFRX Fixed Income - Credit Index	—	-0.19%	0.82%	—
Bloomberg Barclays U.S. Universal Bond Index	—	-1.95%	1.59%	—
I Class	ALNIX	1.87%	2.53%	7/31/15
Y Class	ALYNX	1.92%	2.91%	4/10/17
A Class	ALNAX			7/31/15
No sales charge		1.41%	2.09%
With sales charge		-4.44%	0.25%
C Class	ALNHX	0.55%	1.30%	7/31/15
R Class	ALNRX	1.16%	1.82%	7/31/15
R6 Class	ALNDX	2.02%	2.72%	7/31/15
Although the fund commenced operations on May 29, 2015, the performance inception date (for all classes except Y Class) reflects the date the fund began investing in accordance with its investment strategy.

Fund returns would have been lower if a portion of the fees had not been waived.
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made July 31, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $10,776

HFRX Fixed Income - Credit Index — $10,268

Bloomberg Barclays U.S. Universal Bond Index — $10,527

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R6 Class
2.10%	1.90%	1.75%	2.35%	3.10%	2.60%	1.75%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Advisor: American Century Investment Management, Inc.
Portfolio Managers: Cleo Chang and Hitesh Patel

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Chris Bittman, Kent Muckel, and Darren Myers

Hitesh Patel joined American Century Investments and began managing the fund in 2018.

Performance Summary

For the fiscal year ended October 31, 2018, the AC Alternatives Income Fund generated a return of 1.66%.* This compares favorably with the loss of -0.19% for the HFRX Fixed Income - Credit Index and the -1.95% decline for the Bloomberg Barclays U.S. Universal Bond Index during the same period. Fund returns reflect operating expenses, while index returns do not.
Performance Review
The global capital markets produced mixed results during the 12-month period. U.S. equities (S&P 500 Index) fared well, buoyed by strong earnings growth and corporate tax cuts. U.S. stocks gained 7.35% for the period. Meanwhile, non-U.S. equity markets experienced more headwinds than tailwinds. Concerns about growth in Europe, continued Brexit negotiations, and China’s weakening economy weighed on non-U.S. equity returns. Developed markets, as measured by the MSCI EAFE Index, lost -6.85%, while the MSCI Emerging Markets Index fell -12.52%.
The fixed-income markets also experienced some dispersion in returns. Interest rates rose across the U.S. yield curve, and the yield on the 10-year U.S. Treasury note increased 76 basis points (one basis point equals 0.01%) to 3.14%. The rise in rates led to losses in core fixed-income investments, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which lost -2.05%. The Bloomberg Barclays U.S. Corporate High Yield Bond Index managed a gain of 0.97%, as coupon income offset the price losses stemming from rising rates. Credit spreads (the difference in yields between Treasuries and corporate bonds of similar maturity) spent most of the period in a tight range. However, in October, high-yield spreads spiked sharply wider.
Given the positive backdrop for equity markets, the portfolio's high-dividend equity sleeve managed by Perella Weinberg Partners Capital Management (PWP) aided performance, as the strategy outpaced the returns in the broader equity markets. Structured and opportunistic credit strategies managed by Good Hill Partners and ArrowMark Colorado Holdings, respectively, also posted positive returns despite the rising-rate environment. The BCSF Advisors** strategy, which benefited from bank loan exposure, generated better returns than the broad corporate high-yield bond market. The portfolio also benefited from select hedging activity, especially during a spike in market volatility in August. Finally, master limited partnerships were modestly negative for the period but experienced significant price volatility throughout the 12 months.
Outlook
Our outlook for global growth has become a bit more mixed. While the U.S. continues to press ahead, propelled by fiscal stimulus and still-supportive overall domestic financial conditions,

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmarks, other share classes may not. See page 3 for returns for all share classes.
** Effective August 1, 2018, BCSF Advisors, LP replaced Bain Capital Credit, LP as subadvisor of the portfolio's corporate credit strategy. BCSF Advisors is a subsidiary of Bain Capital Credit.

Europe and Japan are following at a clearly decelerated pace. China’s economy has also lost steam and faces rising trade tensions with the U.S.
Given this backdrop, adopting late-cycle positioning seems to be appropriate, as the shift from monetary stimulus to fiscal stimulus requires a rethinking of portfolio exposures. Furthermore, markets are transitioning from a long-term trend of deflationary pressures to one of heightened inflationary influences. For nearly a generation, fixed-income markets represented a diversifier to equity market weakness, and falling interest rates helped support lofty equity valuations. Recent asset class behavior suggests this trend is ending. Thus, traditional portfolio construction relying on a 60/40 stock and bond mix likely will not yield the same results as it did in the past. We continue to believe a diversified portfolio of income-generating assets along with relative value positions and portfolio hedges remains appropriate.
When the fiscal year closed on October 31, 2018, the portfolio’s capital allocation was as follows: 26% BCSF Advisors, 20% ArrowMark Colorado Holdings, 20% Good Hill Partners, and 8% Timbercreek Investment Management. Allocations to cash and specific sleeves PWP manages accounted for the remaining balances.

Fund Characteristics

OCTOBER 31, 2018
Types of Investments in Portfolio	% of net assets
Common Stocks	15.5%
Asset-Backed Securities	15.3%
Bank Loan Obligations	14.3%
Exchange-Traded Funds	11.3%
Corporate Bonds	11.0%
Collateralized Loan Obligations	10.8%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	2.5%
Preferred Stocks	2.0%
U.S. Treasury Securities	1.4%
Convertible Bonds	0.1%
Convertible Preferred Stocks	0.1%
Corporate Bonds Sold Short	(0.1)%
Temporary Cash Investments	6.3%
Other Assets and Liabilities	1.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,008.50	$9.67	1.91%
I Class	$1,000	$1,008.40	$8.66	1.71%
Y Class	$1,000	$1,009.20	$7.90	1.56%
A Class	$1,000	$1,007.20	$10.93	2.16%
C Class	$1,000	$1,002.40	$14.69	2.91%
R Class	$1,000	$1,004.90	$12.18	2.41%
R6 Class	$1,000	$1,010.30	$7.90	1.56%
Hypothetical
Investor Class	$1,000	$1,015.58	$9.70	1.91%
I Class	$1,000	$1,016.59	$8.69	1.71%
Y Class	$1,000	$1,017.34	$7.93	1.56%
A Class	$1,000	$1,014.32	$10.97	2.16%
C Class	$1,000	$1,010.54	$14.75	2.91%
R Class	$1,000	$1,013.06	$12.23	2.41%
R6 Class	$1,000	$1,017.34	$7.93	1.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2018

	Principal Amount/Shares	Value
COMMON STOCKS — 15.5%
Airlines — 0.2%
American Airlines Group, Inc.	894	$31,362
Copa Holdings SA, Class A	7,880	570,748
		602,110
Automobiles — 0.5%
General Motors Co.	40,840	1,494,336
Beverages — 0.2%
Coca-Cola European Partners plc	9,680	440,343
Biotechnology — 0.4%
AbbVie, Inc.	5,240	407,934
Amgen, Inc.	2,170	418,354
Gilead Sciences, Inc.	6,090	415,216
		1,241,504
Chemicals — 0.6%
Eastman Chemical Co.	5,450	427,007
Olin Corp.	58,960	1,190,992
		1,617,999
Commercial Services and Supplies — 0.2%
KAR Auction Services, Inc.	7,580	431,605
Communications Equipment — 0.2%
Cisco Systems, Inc.	9,310	425,933
Containers and Packaging — 0.6%
Packaging Corp. of America	15,060	1,382,658
Sonoco Products Co.	7,860	428,999
		1,811,657
Distributors — 0.1%
Genuine Parts Co.	4,260	417,139
Electric Utilities — 0.1%
Alliant Energy Corp.	9,730	418,195
Electrical Equipment — 0.4%
Hubbell, Inc.	10,680	1,086,156
Equity Real Estate Investment Trusts (REITs) — 4.5%
AIMS AMP Capital Industrial REIT	369,569	357,523
American Campus Communities, Inc.	7,450	294,350
Automotive Properties Real Estate Investment Trust	33,218	259,900
CapitaLand Commercial Trust	165,900	207,203
CapitaLand Retail China Trust	469,593	464,457
Centuria Industrial REIT	111,854	219,410
Charter Hall Retail REIT	101,801	306,384
Chesapeake Lodging Trust	8,603	252,842
Colony Capital, Inc.	74,288	436,071
Dream Industrial Real Estate Investment Trust	44,849	333,186

	Principal Amount/Shares	Value
Fortune Real Estate Investment Trust	349,000	$381,846
Frasers Logistics & Industrial Trust	354,139	260,782
GLP J-Reit	310	306,882
HCP, Inc.	19,000	523,450
Intervest Offices & Warehouses NV	15,797	410,632
Invesco Office J-Reit, Inc.	3,387	478,776
Keppel DC REIT	276,600	265,587
Kimco Realty Corp.	27,996	450,456
Kite Realty Group Trust	31,967	506,357
Kiwi Property Group Ltd.	373,435	320,446
Klepierre SA	14,228	483,460
Mercialys SA	28,783	422,184
Merlin Properties Socimi SA	20,883	262,077
MGM Growth Properties LLC, Class A	15,200	430,008
New South Resources Ltd.(1)	366,758	442,822
Northview Apartment Real Estate Investment Trust	17,386	334,262
NSI NV	8,563	338,006
QTS Realty Trust, Inc., Class A	10,065	385,691
Sabra Health Care REIT, Inc.	3,696	80,018
Slate Retail REIT(1)	38,249	367,541
STAG Industrial, Inc.	15,557	411,638
Star Asia Investment Corp.	471	439,130
Sunlight Real Estate Investment Trust	456,500	274,763
Ventas, Inc.	7,800	452,712
VEREIT, Inc.	67,502	494,790
Vicinity Centres	235,885	442,661
		13,098,303
Food Products — 0.9%
Hershey Co. (The)	11,930	1,278,300
J.M. Smucker Co. (The)	12,170	1,318,254
		2,596,554
Gas Utilities — 0.4%
New Jersey Resources Corp.	27,640	1,246,564
Hotels, Restaurants and Leisure — 0.9%
Carnival Corp.	22,920	1,284,437
Las Vegas Sands Corp.	23,910	1,220,127
		2,504,564
Household Durables — 0.6%
Garmin Ltd.	20,280	1,341,725
Whirlpool Corp.	4,120	452,211
		1,793,936
Industrial Conglomerates — 0.1%
Toshiba Corp.(1)	9,460	283,377
IT Services†
Travelport Worldwide Ltd.	5,667	84,778
Machinery — 0.1%
Cummins, Inc.	3,110	425,106

	Principal Amount/Shares	Value
Media†
MDC Partners, Inc., Class A(1)	34,004	$83,990
Metals and Mining — 0.2%
Southern Copper Corp.	11,110	425,957
Mortgage Real Estate Investment Trusts (REITs) — 0.8%
Apollo Commercial Real Estate Finance, Inc.	18,200	340,522
Granite Point Mortgage Trust, Inc.	27,667	514,883
MFA Financial, Inc.	47,100	326,403
Starwood Property Trust, Inc.	26,791	581,901
TPG RE Finance Trust, Inc.	25,949	514,309
		2,278,018
Multi-Utilities — 0.9%
DTE Energy Co.	11,350	1,275,740
Public Service Enterprise Group, Inc.	23,310	1,245,453
		2,521,193
Oil, Gas and Consumable Fuels — 1.1%
CHC Group LLC (Ordinary Membership Interest)(1)	1,954	15,632
Chevron Corp.	3,650	407,523
Occidental Petroleum Corp.	13,870	930,261
Phillips 66	12,500	1,285,250
Valero Energy Corp.	4,580	417,192
		3,055,858
Personal Products — 0.2%
Coty, Inc., Class A(1)	40,710	429,491
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	8,430	426,052
Johnson & Johnson	9,330	1,306,107
		1,732,159
Real Estate Management and Development — 0.1%
VICI Properties, Inc.	19,167	413,816
Semiconductors and Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc.	25,750	1,288,015
Specialty Retail — 0.2%
Penske Automotive Group, Inc.	9,860	437,587
Trading Companies and Distributors†
Aircastle Ltd.	5,838	113,432
TOTAL COMMON STOCKS (Cost $45,199,560)		44,799,675
ASSET-BACKED SECURITIES(2) — 15.3%
AmeriCredit Automobile Receivables, Series 2015-4, Class D, 3.72%, 12/8/21	$80,000	80,412
Avant Loans Funding Trust, Series 2017-B, Class C, 4.99%, 11/15/23(3)	500,000	502,162
Avant Loans Funding Trust, Series 2018-B, Class A SEQ, 3.42%, 1/18/22(3)	1,000,000	999,492
Bear Stearns Asset Backed Securities Trust, Series 2007-2, Class A2, VRN, 2.60%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.32%	158,116	158,078

	Principal Amount/Shares	Value
CAL Funding II Ltd., Series 2012-1A, Class A SEQ, 3.47%, 10/25/27(3)	$706,000	$696,658
CAL Funding II Ltd., Series 2013-1A, Class A SEQ, 3.35%, 3/27/28(3)	203,167	200,460
CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	315,000	313,261
Carmax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25	1,000,000	1,001,358
CFG Investments Ltd., Series 2017-1, Class A SEQ, 7.87%, 11/15/26(3)	1,000,000	1,022,967
CFG Investments Ltd., Series 2017-1, Class B, 9.42%, 11/15/26(3)	1,000,000	1,025,778
CLI Funding V LLC, Series 2013-2A, SEQ, 3.22%, 6/18/28(3)	257,885	252,711
CLI Funding V LLC, Series 2014-1A, Class A SEQ, 3.29%, 6/18/29(3)	776,801	762,543
CLI Funding V LLC, Series 2014-2A, Class A SEQ, 3.38%, 10/18/29(3)	347,058	339,980
Coinstar Funding LLC Series, Series 2017-1A, Class A2 SEQ, 5.22%, 4/25/47(3)	492,500	496,455
Conn's Receivables Funding LLC, Series 2018-A, Class A SEQ, 3.25%, 1/15/23(3)	353,347	353,364
Conn's Receivables Funding LLC, Series 2018-A, Class B, 4.65%, 1/15/23(3)	800,000	800,216
CPS Auto Receivables Trust, Series 2014-C, Class D, 4.83%, 8/17/20(3)	250,000	252,668
CPS Auto Receivables Trust, Series 2015-C, Class C SEQ, 3.42%, 8/16/21(3)	313,815	314,348
CPS Auto Receivables Trust, Series 2015-C, Class D SEQ, 4.63%, 8/16/21(3)	207,000	209,650
CPS Auto Trust, Series 2016-D, Class D SEQ, 4.53%, 1/17/23(3)	750,000	759,323
Credit Suisse ABS Trust, Series 2018-LD1, Class A SEQ, 3.42%, 7/25/24(3)	588,644	588,443
Credit Suisse ABS Trust, Series 2018-LD1, Class B, 4.28%, 7/25/24(3)	750,000	749,230
Cronos Containers Program I Ltd., Series 2013-1A, Class A SEQ, 3.08%, 4/18/28(3)	569,250	559,137
Drive Auto Receivables Trust, Series 2015-AA, Class D, 4.12%, 7/15/22(3)	250,000	251,429
Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 9/15/23	1,000,000	998,240
DT Auto Owner Trust, Series 2014-3A, Class D, 4.47%, 11/15/21(3)	408,252	408,484
DT Auto Owner Trust, Series 2015-2A, Class D, 4.25%, 2/15/22(3)	295,415	296,897
DT Auto Owner Trust, Series 2016-1A, Class D, 4.66%, 12/15/22(3)	1,000,000	1,008,441
DT Auto Owner Trust, Series 2016-3A, Class D, 4.52%, 6/15/23(3)	400,000	404,088
Element Rail Leasing II LLC, Series 2015-1A, Class A2 SEQ, 3.59%, 2/19/45(3)	1,225,000	1,209,016
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10%, 12/15/20(3)	738,897	741,683
Exeter Automobile Receivables Trust, Series 2015-1A, Class D, 5.83%, 12/15/21(3)	1,000,000	1,018,268
Exeter Automobile Receivables Trust, Series 2016-2A, Class D, 8.25%, 4/17/23(3)	1,000,000	1,060,875

	Principal Amount/Shares	Value
Exeter Automobile Receivables Trust, Series 2016-3A, Class D, 6.40%, 7/17/23(3)	$350,000	$361,364
Freed Abs Trust, Series 2018-2, Class A SEQ, 3.99%, 10/20/25(3)	650,000	649,213
Global SC Finance II SRL, Series 2013-1A, Class A SEQ, 2.98%, 4/17/28(3)	157,500	154,500
Global SC Finance II SRL, Series 2014-1A, Class A2 SEQ, 3.09%, 7/17/29(3)	802,125	782,063
HERO Funding Trust, Series 2016-4A, Class A2 SEQ, 4.29%, 9/20/47(3)	586,792	593,438
HERO Funding Trust, Series 2017-2A, Class A2 SEQ, 4.07%, 9/20/48(3)	381,525	383,065
Hertz Vehicle Financing II LP, Series 2016-1A, Class B, 3.72%, 3/25/20(3)	166,000	166,179
Hertz Vehicle Financing II LP, Series 2016-2A, Class B, 3.94%, 3/25/22(3)	262,800	261,499
Hertz Vehicle Financing II LP, Series 2016-2A, Class C, 4.99%, 3/25/22(3)	370,000	371,963
Hertz Vehicle Financing II LP, Series 2017-2A, Class B, 4.20%, 10/25/23(3)	1,475,000	1,466,444
Hertz Vehicle Financing II LP, Series 2017-2A, Class C, 5.31%, 10/25/23(3)	148,000	149,776
Invitation Homes Trust, Series 2018-SFR2, Class D, VRN, 3.73%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.45%(3)	1,000,000	1,000,474
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.44%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.15%(3)	185,000	185,897
Invitation Homes Trust, Series 2018-SFR3, Class C, VRN, 3.59%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.30%(3)	370,000	369,609
Kabbage Asset Securitization LLC, Series 2017-1, Class A SEQ, 4.57%, 3/15/22(3)	1,500,000	1,508,561
Kabbage Asset Securitization LLC, Series 2017-1, Class B, 5.79%, 3/15/22(3)	800,000	809,654
Mariner Finance Issuance Trust, Series 2017-AA, Class C, 6.73%, 2/20/29(3)	800,000	822,220
Marlette Funding Trust, Series 2017-1A, Class A SEQ, 2.83%, 3/15/24(3)	214,925	214,857
Marlette Funding Trust, Series 2017-2A, Class C, 4.58%, 7/15/24(3)	1,000,000	1,005,748
Marlette Funding Trust, Series 2017-3A, Class B, 3.01%, 12/15/24(3)	1,000,000	992,081
Marlette Funding Trust, Series 2017-3A, Class C, 4.01%, 12/15/24(3)	500,000	498,320
Marlette Funding Trust, Series 2018-2A, Class C, 4.37%, 7/17/28(3)	850,000	846,760
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 3/18/26(3)	981,000	991,064
OneMain Financial Issuance Trust, Series 2016-2A, Class A SEQ, 4.10%, 3/20/28(3)	266,074	267,414
OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.94%, 3/20/28(3)	1,000,000	1,018,012
OneMain Financial Issuance Trust, Series 2016-3A, Class A SEQ, 3.83%, 6/18/31(3)	475,000	472,836
OneMain Financial Issuance Trust, Series 2017-1A, Class D, 4.52%, 9/14/32(3)	2,500,000	2,450,888

		Principal Amount/Shares	Value
Sierra Timeshare Receivables Funding LLC, Series 2014-2A, Class B, 2.40%, 6/20/31(3)		$52,471	$52,427
Skopos Auto Receivables Trust, Series 2015-2A, Class B, 5.71%, 2/15/21(3)		320,004	321,617
Springleaf Funding Trust, Series 2015-AA, Class A SEQ, 3.16%, 11/15/24(3)		221,960	221,938
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(3)		130,000	129,561
TAL Advantage V LLC, Series 2014-1A, Class A SEQ, 3.51%, 2/22/39(3)		418,667	413,335
TAL Advantage V LLC, Series 2014-3A, Class A SEQ, 3.27%, 11/21/39(3)		182,500	178,326
Triton Container Finance IV LLC, Series 2017-2A, Class A SEQ, 3.62%, 8/20/42(3)		894,432	873,200
United Auto Credit Securitization Trust, Series 2018-2, Class D, 4.26%, 5/10/23(3)		1,000,000	1,001,518
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2 SEQ, 4.07%, 2/16/43(3)		1,490,000	1,487,439
Vertical Bridge CC LLC, Series 2016-2A, Class A SEQ, 5.19%, 10/15/46(3)		978,436	982,198
TOTAL ASSET-BACKED SECURITIES (Cost $44,414,456)			44,291,573
BANK LOAN OBLIGATIONS(4) — 14.3%
Aerospace and Defense — 0.4%
Accudyne Industries, LLC, 2017 Term Loan, 5.30%, 8/18/24, resets monthly off the 1-month LIBOR plus 3.00%		106,114	105,868
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 6.05%, 7/7/22, resets monthly off the 1-month LIBOR plus 3.75%		456,931	459,152
Jazz Acquisition, Inc., 1st Lien Term Loan, 5.89%, 6/19/21, resets quarterly off the 3-month LIBOR plus 3.50%		243,545	237,457
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, 7.41%, 11/28/21, resets quarterly off the 3-month LIBOR plus 5.00%		240,898	238,338
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, 7.39%, 11/28/21, resets quarterly off the 3-month LIBOR plus 5.00%		611	605
			1,041,420
Air Freight and Logistics — 0.1%
EXC Holdings III Corp., EUR 2017 1st Lien Term Loan, 3.50%, 12/2/24, resets quarterly off the 3-month Euribor plus 3.50%	EUR	19,822	22,536
EXC Holdings III Corp., USD 2017 1st Lien Term Loan, 5.89%, 12/2/24, resets quarterly off the 3-month LIBOR plus 3.50%		$386,037	387,967
			410,503
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term Loan B, 7.64%, 8/12/22, resets quarterly off the 3-month LIBOR plus 5.25%		364,301	365,895
Solenis International, LP, 2018 2nd Lien Term Loan, 10.81%, 6/26/24, resets quarterly off the 3-month LIBOR plus 8.50%		250,000	247,500
			613,395
Commercial Services and Supplies — 0.6%
Asurion LLC, 2017 Term Loan B4, 5.30%, 8/4/22, resets monthly off the 1-month LIBOR plus 3.00%		239,641	240,347

	Principal Amount/Shares	Value
Asurion LLC, 2018 Term Loan B6, 5.30%, 11/3/23, resets monthly off the 1-month LIBOR plus 3.00%	$238,695	$239,243
Midas Intermediate Holdco II, LLC, Incremental Term Loan B, 5.14%, 8/18/21, resets quarterly off the 3-month LIBOR plus 2.75%	173,627	167,659
Prime Security Services Borrower, LLC, 2016 1st Lien Term Loan, 5.05%, 5/2/22, resets monthly off the 1-month LIBOR plus 2.75%	125,887	126,116
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 5.05%, 3/1/21, resets monthly off the 1-month LIBOR plus 2.75%	463,207	463,679
Stiphout Finance LLC, USD 1st Lien Term Loan, 5.30%, 10/26/22, resets monthly off the 1-month LIBOR plus 3.00%	74,711	74,991
Syniverse Holdings, Inc., 2018 1st Lien Term Loan, 7.28%, 3/9/23, resets monthly off the 1-month LIBOR plus 5.00%	64,406	64,876
TNS, Inc., 2013 Term Loan B, 6.32%, 8/14/22, resets quarterly off the 3-month LIBOR plus 4.00%	247,212	248,655
TRC Companies, Inc., Term Loan, 5.80%, 6/21/24, resets monthly off the 1-month LIBOR plus 3.50%	94,284	94,668
		1,720,234
Communications Equipment — 0.8%
AppLovin Corporation, 2018 Term Loan B, 6.06%, 8/15/25, resets quarterly off the 3-month LIBOR plus 3.75%	347,553	351,681
Masergy Communications, 2017 1st Lien Term Loan, 5.64%, 12/15/23, resets quarterly off the 3-month LIBOR plus 3.25%	404,065	405,075
MH Sub I, LLC, 2017 1st Lien Term Loan, 6.03%, 9/13/24, resets monthly off the 1-month LIBOR plus 3.75%	762,786	766,394
Radiate Holdco, LLC, 1st Lien Term Loan, 5.30%, 2/1/24, resets monthly off the 1-month LIBOR plus 3.00%	484,144	481,118
Tyco Electronics Subsea Communications, Term Loan B, 10/26/25(5)	180,297	179,847
		2,184,115
Construction and Engineering — 0.1%
KBR, Inc., Term Loan B, 6.04%, 4/25/25, resets monthly off the 1-month LIBOR plus 3.75%	374,063	375,465
Construction Materials — 0.3%
Caelus Energy Alaska O3, LLC, 2nd Lien Term Loan, 9.84%, 4/15/20, resets quarterly off the 3-month LIBOR plus 7.50%	176,969	164,433
CPG International Inc., 2017 Term Loan, 6.25%, 5/5/24, resets semi-annually off the 6-month LIBOR plus 3.75%	228,668	229,622
Pisces Midco, Inc., 2018 Term Loan, 6.18%, 4/12/25, resets quarterly off the 3-month LIBOR plus 3.75%	243,381	242,900
U.S. Lumber Group, LLC, 2018 Term Loan B, 9/18/25(5)	173,601	173,384
		810,339
Consumer Finance†
ASP MCS Acquisition Corp., Term Loan B, 7.14%, 5/18/24, resets quarterly off the 3-month LIBOR plus 4.75%	55,025	45,809
Containers and Packaging — 0.5%
BWAY Holding Company, 2017 Term Loan B, 5.66%, 4/3/24, resets quarterly off the 3-month LIBOR plus 3.25%	486,493	484,365
BWAY Holding Company, 2017 Term Loan B, 5.66%, 4/3/24, resets quarterly off the 3-month LIBOR plus 3.25%	1,235	1,229
Flex Acquisition Company, Inc., 1st Lien Term Loan, 5.26%, 12/29/23, resets quarterly off the 3-month LIBOR plus 3.00%	511,739	511,420

		Principal Amount/Shares	Value
Verallia Packaging S.A.S., 2018 EUR Term Loan C, 3.25%, 8/29/25, resets monthly off the 1-month Euribor plus 3.25%	EUR	106,667	$121,317
Verallia Packaging S.A.S., EUR Term Loan B4, 2.75%, 10/29/22, resets monthly off the 1-month Euribor plus 2.75%	EUR	41,842	47,493
Verallia Packaging S.A.S., EUR Term Loan B4, 2.75%, 10/29/22, resets monthly off the 1-month Euribor plus 2.75%	EUR	120,334	136,588
Verallia Packaging S.A.S., EUR Term Loan B4, 2.75%, 10/29/22, resets monthly off the 1-month Euribor plus 2.75%	EUR	82,111	93,202
			1,395,614
Distributors — 0.3%
GOBP Holdings, Inc., 1st Lien Term Loan, 6.03%, 10/18/25, resets quarterly off the 3-month LIBOR plus 3.75%		$163,246	163,246
IRB Holding Corp, 1st Lien Term Loan, 5.46%, 2/5/25, resets bi-monthly off the 2-month LIBOR plus 3.25%		160,627	160,493
IRB Holding Corp, 1st Lien Term Loan, 2/5/25(5)		286,725	286,485
Polyconcept Investments B.V., USD 2016 Term Loan B, 6.05%, 8/16/23, resets monthly off the 1-month LIBOR plus 3.75%		298,019	299,509
			909,733
Diversified Consumer Services — 0.1%
Financiere Dry Mix Solutions S.A.S., EUR 1st Lien Term Loan, 3.50%, 3/8/24, resets quarterly off the 3-month Euribor plus 3.50%	EUR	32,595	37,106
Financiere Dry Mix Solutions S.A.S., EUR 1st Lien Term Loan, 3.50%, 3/8/24, resets quarterly off the 3-month Euribor plus 3.50%	EUR	28,521	32,467
Financiere Dry Mix Solutions S.A.S., EUR 1st Lien Term Loan, 3.50%, 3/8/24, resets quarterly off the 3-month Euribor plus 3.50%	EUR	79,857	90,909
Moran Foods LLC, Term Loan, 8.30%, 12/5/23, resets monthly off the 1-month LIBOR plus 6.00%		$130,276	93,753
			254,235
Diversified Financial Services — 0.5%
AqGen Ascensus, Inc., 2017 Repriced Term Loan, 5.89%, 12/3/22, resets quarterly off the 3-month LIBOR plus 3.50%		135,088	135,341
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.55%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%		5,777	5,784
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.55%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%		144,272	144,453
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.55%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%		82,165	82,268
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.55%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%		11,394	11,408
Genuine Financial Holdings, LLC, 2018 1st Lien Term Loan, 6.14%, 7/12/25, resets quarterly off the 3-month LIBOR plus 3.75%		500,000	502,033
Hub International Limited, 2018 Term Loan B, 5.49%, 4/25/25, resets quarterly off the 3-month LIBOR plus 3.00%		497,500	496,721
Hub International Limited, 2018 Term Loan B, 5.36%, 4/25/25, resets quarterly off the 3-month LIBOR plus 3.00%		1,250	1,248
			1,379,256

		Principal Amount/Shares	Value
Diversified Telecommunication Services — 1.2%
CenturyLink, Inc., 2017 Term Loan B, 5.05%, 1/31/25, resets monthly off the 1-month LIBOR plus 2.75%		$468,342	$463,951
Frontier Communications Corp., 2017 Term Loan B1, 6.06%, 6/15/24, resets monthly off the 1-month LIBOR plus 3.75%		480,277	466,348
Hargray Communications Group, Inc., 2017 Term Loan B, 5.30%, 5/16/24, resets monthly off the 1-month LIBOR plus 3.00%		458,798	458,970
Intelsat Jackson Holdings S.A., 2017 Term Loan B4, 6.79%, 1/2/24, resets monthly off the 1-month LIBOR plus 4.50%		99,619	103,853
Intelsat Jackson Holdings S.A., 2017 Term Loan B5, 6.625%, 1/2/24		326,455	335,897
Sprint Communications, Inc., 1st Lien Term Loan B, 4.81%, 2/2/24, resets monthly off the 1-month LIBOR plus 2.50%		266,739	266,947
TDC A/S, EUR Term Loan, 3.50%, 5/31/25, resets monthly off the 1-month Euribor plus 3.50%	EUR	498,125	567,976
Telesat Canada, Term Loan B4, 4.89%, 11/17/23, resets quarterly off the 3-month LIBOR plus 2.50%		$196,809	197,252
Windstream Services, LLC, Repriced Term Loan B6, 6.29%, 3/29/21, resets monthly off the 1-month LIBOR plus 4.00%		576,908	542,911
Windstream Services, LLC, Term Loan B7, 5.54%, 2/17/24, resets monthly off the 1-month LIBOR plus 3.25%		52,388	45,785
			3,449,890
Electric Utilities — 0.2%
Compass Power Generation LLC, 2018 Term Loan B, 5.80%, 12/20/24, resets monthly off the 1-month LIBOR plus 3.50%		127,580	128,633
Gamma Infrastructure III B.V., EUR 1st Lien Term Loan B, 3.50%, 1/9/25, resets quarterly off the 3-month Euribor plus 3.50%	EUR	163,587	186,137
Research Now Group, Inc., 2017 1st Lien Term Loan, 7.80%, 12/20/24, resets monthly off the 1-month LIBOR plus 5.50%		$293,330	294,920
Resideo Funding Inc., Term Loan B, 10/24/25(5)		58,955	59,213
			668,903
Energy Equipment and Services — 0.1%
Grizzly Acquisitions Inc., 2018 Term Loan B, 10/1/25(5)		242,809	244,302
Entertainment — 0.4%
CSC Holdings, LLC, 2017 1st Lien Term Loan, 4.53%, 7/17/25, resets monthly off the 1-month LIBOR plus 2.25%		193,613	193,440
Technicolor SA, EUR Term Loan B, 3.50%, 12/6/23, resets quarterly off the 3-month Euribor plus 3.50%	EUR	486,161	524,151
William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 5.28%, 5/18/25, resets quarterly off the 3-month LIBOR plus 2.75%		$465,253	465,253
William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 5.15%, 5/18/25, resets bi-monthly off the 2-month LIBOR plus 2.75%		107	107
William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 5.15%, 5/18/25, resets bi-monthly off the 2-month LIBOR plus 2.75%		1,169	1,169
William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 5.28%, 5/18/25, resets quarterly off the 3-month LIBOR plus 2.75%		42,472	42,472
			1,226,592

		Principal Amount/Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc., 2017 Term Loan B, 5.30%, 10/24/22, resets monthly off the 1-month LIBOR plus 3.00%		$218,667	$207,351
Food and Staples Retailing — 0.1%
Albertsons, LLC, Term Loan B7, 10/29/25(5)		200,496	199,202
Hearthside Food Solutions, LLC, 2018 Term Loan B, 5.30%, 5/23/25, resets monthly off the 1-month LIBOR plus 3.00%		177,851	175,072
			374,274
Health Care Providers and Services — 0.9%
Auris Luxembourg III S.a.r.l., 2018 EUR Term Loan B, 7/20/25(5)	EUR	464,170	531,494
BioClinica, Inc., 1st Lien Term Loan, 6.75%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		$62,033	59,086
BioClinica, Inc., 1st Lien Term Loan, 6.625%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		316	301
BioClinica, Inc., 1st Lien Term Loan, 6.625%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		475	452
BioClinica, Inc., 1st Lien Term Loan, 6.75%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		31,017	29,543
BioClinica, Inc., 1st Lien Term Loan, 6.75%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		201,607	192,031
BioClinica, Inc., 1st Lien Term Loan, 6.75%, 10/20/23, resets quarterly off the 3-month LIBOR plus 4.25%		15,508	14,772
Concentra Inc., 2018 1st Lien Term Loan, 5.03%, 6/1/22, resets monthly off the 1-month LIBOR plus 2.75%		131,746	132,212
Jaguar Holding Company II, 2018 Term Loan, 4.80%, 8/18/22, resets monthly off the 1-month LIBOR plus 2.50%		667,865	666,697
nThrive, Inc., 2016 1st Lien Term Loan, 6.80%, 10/20/22, resets monthly off the 1-month LIBOR plus 4.50%		241,933	243,294
Team Health Holdings, Inc., 1st Lien Term Loan, 5.05%, 2/6/24, resets monthly off the 1-month LIBOR plus 2.75%		93,815	89,007
Tecomet Inc., 2017 Repriced Term Loan, 5.78%, 5/1/24, resets monthly off the 1-month LIBOR plus 3.50%		95,982	96,202
Wink Holdco, Inc., 1st Lien Term Loan B, 5.30%, 12/2/24, resets monthly off the 1-month LIBOR plus 3.00%		498,119	497,372
			2,552,463
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%		81,507	81,293
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%		100,437	100,173
NPC International, Inc., 1st Lien Term Loan, 5.80%, 4/19/24, resets monthly off the 1-month LIBOR plus 3.50%		108,017	108,571
Scientific Games International, Inc., 2018 Term Loan B5, 5.04%, 8/14/24, resets bi-monthly off the 2-month LIBOR plus 2.75%		130,850	129,764
Scientific Games International, Inc., 2018 Term Loan B5, 5.05%, 8/14/24, resets monthly off the 1-month LIBOR plus 2.75%		31,213	30,954
			450,755
Household Durables — 0.2%
Wilsonart LLC, 2017 Term Loan B, 5.64%, 12/19/23, resets quarterly off the 3-month LIBOR plus 3.25%		498,737	499,049

		Principal Amount/Shares	Value
Industrial Conglomerates — 0.1%
Ammeraal Beltech Holding B.V., 2018 EUR 1st Lien Term Loan B, 9/26/25(5)	EUR	142,683	$163,327
Gates Global LLC, 2017 USD Repriced Term Loan B, 5.05%, 4/1/24, resets monthly off the 1-month LIBOR plus 2.75%		$243,142	243,805
			407,132
Insurance — 0.2%
Alliant Holdings I, Inc., 2018 Term Loan B, 5.28%, 5/9/25, resets monthly off the 1-month LIBOR plus 3.00%		498,750	499,062
Genworth Holdings, Inc., Term Loan, 6.83%, 3/7/23, resets bi-monthly off the 2-month LIBOR plus 4.50%		43,258	44,231
			543,293
IT Services — 0.9%
Ancestry.com Operations Inc., 2017 1st Lien Term Loan, 5.55%, 10/19/23, resets monthly off the 1-month LIBOR plus 3.25%		438,967	441,271
Everest Bidco S.A.S., 2018 EUR Term Loan, 4.00%, 7/4/25, resets quarterly off the 3-month Euribor plus 4.00%	EUR	265,332	302,407
First Data Corporation, 2017 USD Term Loan, 4.29%, 7/8/22, resets monthly off the 1-month LIBOR plus 2.00%		$383,365	382,528
First Data Corporation, 2024 USD Term Loan, 4.29%, 4/26/24, resets monthly off the 1-month LIBOR plus 2.00%		322,908	321,529
GTT Communications, Inc., 2018 EUR Term Loan, 3.25%, 5/31/25, resets monthly off the 1-month Euribor plus 3.25%	EUR	371,253	418,749
Netsmart Technologies, Inc., Term Loan D1, 6.05%, 4/19/23, resets monthly off the 1-month LIBOR plus 3.75%		$348,984	351,389
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, 5.35%, 11/3/23, resets quarterly off the 3-month LIBOR plus 3.00%		288,380	280,510
Travelport Finance (Luxembourg) S.a.r.l., 2018 Term Loan B, 4.81%, 3/17/25, resets quarterly off the 3-month LIBOR plus 2.50%		182,984	183,003
			2,681,386
Life Sciences Tools and Services — 0.2%
Parexel International Corporation, Term Loan B, 5.05%, 9/27/24, resets monthly off the 1-month LIBOR plus 2.75%		542,444	535,751
Syneos Health, Inc., 2018 Term Loan B, 4.30%, 8/1/24, resets monthly off the 1-month LIBOR plus 2.00%		66,317	66,244
Syneos Health, Inc., 2018 Term Loan B, 4.30%, 8/1/24, resets monthly off the 1-month LIBOR plus 2.00%		15,245	15,228
Syneos Health, Inc., 2018 Term Loan B, 4.30%, 8/1/24, resets monthly off the 1-month LIBOR plus 2.00%		78,395	78,308
			695,531
Machinery — 0.7%
AL Alpine AT Bidco GmbH, 2018 EUR Term Loan B, 9/30/25(5)	EUR	210,729	240,109
AL Alpine AT Bidco GmbH, 2018 Term Loan B, 9/30/25(5)		$47,621	47,740
Altra Industrial Motion Corp., 2018 Term Loan B, 4.30%, 10/1/25, resets monthly off the 1-month LIBOR plus 2.00%		93,367	93,464
DXP Enterprises, Inc., 2017 Term Loan B, 7.05%, 8/29/23, resets monthly off the 1-month LIBOR plus 4.75%		66,483	67,107
Filtration Group Corporation, 2018 EUR Term Loan, 3.50%, 3/29/25, resets quarterly off the 3-month Euribor plus 3.50%	EUR	208,857	238,890

		Principal Amount/Shares	Value
Hayward Industries, Inc., 1st Lien Term Loan, 5.79%, 8/5/24, resets monthly off the 1-month LIBOR plus 3.50%		$498,741	$500,145
Pro Mach Group, Inc., 2018 Term Loan B, 5.28%, 3/7/25, resets quarterly off the 3-month LIBOR plus 3.00%		498,747	497,936
Titan Acquisition Limited, 2018 Term Loan B, 5.30%, 3/28/25, resets monthly off the 1-month LIBOR plus 3.00%		351,313	332,116
			2,017,507
Media — 0.7%
Acosta Holdco, Inc., 2015 Term Loan, 5.55%, 9/26/21, resets monthly off the 1-month LIBOR plus 3.25%		128,682	95,926
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 5.55%, 7/23/21, resets monthly off the 1-month LIBOR plus 3.25%		707	646
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 5.55%, 7/23/21, resets monthly off the 1-month LIBOR plus 3.25%		270,758	247,406
Checkout Holding Corp., 1st Lien Term Loan, 5.81%, 4/9/21, resets quarterly off the 3-month LIBOR plus 3.50%		350,549	133,209
Getty Images, Inc., Term Loan B, 5.80%, 10/18/19, resets monthly off the 1-month LIBOR plus 3.50%		425,701	421,599
National CineMedia, LLC, 2018 Term Loan B, 5.31%, 6/20/25, resets monthly off the 1-month LIBOR plus 3.00%		41,278	41,343
Recorded Books Inc., 2018 Term Loan B, 6.89%, 8/9/25, resets quarterly off the 3-month LIBOR plus 4.50%		92,690	93,732
Unitymedia Finance LLC, Term Loan B, 4.53%, 9/30/25, resets monthly off the 1-month LIBOR plus 2.25%		189,923	189,936
Unitymedia Hessen GmbH & Co. KG, EUR Term Loan C, 2.75%, 1/15/27, resets semi-annually off the 6-month Euribor plus 2.75%	EUR	98,508	112,278
Virgin Media Bristol LLC, Term Loan K, 4.78%, 1/15/26, resets monthly off the 1-month LIBOR plus 2.50%		$193,885	193,945
Ziggo Secured Finance BV, EUR Term Loan F, 3.00%, 4/15/25, resets semi-annually off the 6-month Euribor plus 3.00%	EUR	370,632	419,897
			1,949,917
Metals and Mining — 0.4%
LTI Holdings, Inc., 2018 2nd Lien Term Loan, 9.05%, 9/6/26, resets monthly off the 1-month LIBOR plus 6.75%		$16,985	16,953
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, 5.80%, 9/6/25, resets monthly off the 1-month LIBOR plus 3.50%		233,463	233,536
TurboCombustor Technology, Inc., New Term Loan B, 6.80%, 12/2/20, resets monthly off the 1-month LIBOR plus 4.50%		432,644	420,747
WireCo WorldGroup, Inc., 1st Lien Term Loan, 7.30%, 9/30/23, resets monthly off the 1-month LIBOR plus 5.00%		254,719	257,266
WireCo WorldGroup, Inc., 2016 2nd Lien Term Loan, 11.30%, 9/30/24, resets monthly off the 1-month LIBOR plus 9.00%		250,000	252,500
			1,181,002
Oil, Gas and Consumable Fuels — 0.4%
BCP Renaissance Parent LLC, 2017 Term Loan B, 6.03%, 10/31/24, resets quarterly off the 3-month LIBOR plus 3.50%		72,392	72,754
Keane Group Holdings, LLC, 2018 1st Lien Term Loan, 6.06%, 5/25/25, resets monthly off the 1-month LIBOR plus 3.75%		94,419	92,531
Murray Energy Corporation, 2018 Term Loan B2, 9.78%, 10/17/22, resets quarterly off the 3-month LIBOR plus 7.25%		874,640	788,453

	Principal Amount/Shares	Value
Traverse Midstream Partners LLC, 2017 Term Loan, 6.60%, 9/27/24, resets semi-annually off the 6-month LIBOR plus 4.00%	$44,603	$44,958
Ultra Resources, Inc., 1st Lien Term Loan, 5.47%, 4/12/24, resets quarterly off the 3-month LIBOR plus 3.00%	218,750	205,703
		1,204,399
Personal Products — 0.1%
KIK Custom Products, Inc., 2015 Term Loan B, 6.30%, 5/15/23, resets monthly off the 1-month LIBOR plus 4.00%	80,238	79,285
KIK Custom Products, Inc., 2015 Term Loan B, 6.30%, 5/15/23, resets monthly off the 1-month LIBOR plus 4.00%	142,978	141,280
KIK Custom Products, Inc., 2015 Term Loan B, 6.30%, 5/15/23, resets monthly off the 1-month LIBOR plus 4.00%	99,491	98,310
KIK Custom Products, Inc., 2015 Term Loan B, 6.30%, 5/15/23, resets monthly off the 1-month LIBOR plus 4.00%	46,137	45,589
		364,464
Pharmaceuticals — 0.4%
Packaging Coordinators Midco, Inc., 1st Lien Term Loan, 6.39%, 6/30/23, resets quarterly off the 3-month LIBOR plus 4.00%	471,977	473,306
U.S. Anesthesia Partners, Inc., 2017 Term Loan, 5.30%, 6/23/24, resets monthly off the 1-month LIBOR plus 3.00%	658,684	659,711
		1,133,017
Real Estate Management and Development — 0.1%
Brookfield WEC Holdings Inc., 2018 1st Lien Term Loan, 6.05%, 8/1/25, resets monthly off the 1-month LIBOR plus 3.75%	238,092	239,895
Brookfield WEC Holdings Inc., 2018 2nd Lien Term Loan, 9.05%, 8/3/26, resets monthly off the 1-month LIBOR plus 6.75%	66,166	67,373
Capital Automotive L.P., 2017 2nd Lien Term Loan, 8.31%, 3/24/25, resets monthly off the 1-month LIBOR plus 6.00%	44,238	45,068
		352,336
Semiconductors and Semiconductor Equipment — 0.1%
Microchip Technology Incorporated, 2018 Term Loan B, 4.31%, 5/29/25, resets monthly off the 1-month LIBOR plus 2.00%	178,655	178,253
Software — 1.7%
Autodata, Inc., 1st Lien Term Loan, 5.55%, 12/13/24, resets monthly off the 1-month LIBOR plus 3.25%	360,999	360,999
Compuware Corporation, 2018 Term Loan B, 5.79%, 8/22/25, resets monthly off the 1-month LIBOR plus 3.50%	52,509	53,012
Epicor Software Corporation, 1st Lien Term Loan, 5.56%, 6/1/22, resets monthly off the 1-month LIBOR plus 3.25%	508,209	510,155
Kronos, Incorporated, 2017 Term Loan B, 5.34%, 11/1/23, resets quarterly off the 3-month LIBOR plus 3.00%	497,500	498,938
Mavenir Systems, Inc., 2018 Term Loan B, 8.28%, 5/8/25, resets monthly off the 1-month LIBOR plus 6.00%	212,644	213,973
Press Ganey Holdings, Inc., 2018 1st Lien Term Loan, 5.05%, 10/23/23, resets monthly off the 1-month LIBOR plus 2.75%	405,252	406,265
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 5.94%, 4/26/24, resets quarterly off the 3-month LIBOR plus 3.50%	273,661	272,977
Quest Software US Holdings Inc., 2018 1st Lien Term Loan, 6.78%, 5/16/25, resets quarterly off the 3-month LIBOR plus 4.25%	28,609	28,779

	Principal Amount/Shares	Value
Quest Software US Holdings Inc., 2018 1st Lien Term Loan, 6.78%, 5/16/25, resets quarterly off the 3-month LIBOR plus 4.25%	$82,250	$82,738
Quest Software US Holdings Inc., 2018 1st Lien Term Loan, 6.78%, 5/16/25, resets quarterly off the 3-month LIBOR plus 4.25%	87,176	87,694
RP Crown Parent, LLC, 2016 Term Loan B, 5.05%, 10/12/23, resets monthly off the 1-month LIBOR plus 2.75%	245,781	245,719
Salient CRGT, Inc., 2017 Term Loan, 8.05%, 2/25/22, resets monthly off the 1-month LIBOR plus 5.75%	104,011	104,791
SolarWinds Holdings, Inc., 2018 Term Loan B, 5.30%, 2/5/24, resets monthly off the 1-month LIBOR plus 3.00%	843,074	846,003
Sophia, L.P., 2017 Term Loan B, 5.64%, 9/30/22, resets quarterly off the 3-month LIBOR plus 3.25%	739,601	742,067
STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 7.78%, 6/30/22, resets quarterly off the 3-month LIBOR plus 5.25%	491,348	491,756
Weld North Education, LLC, Term Loan B, 6.64%, 2/7/25, resets quarterly off the 3-month LIBOR plus 4.25%	107,746	108,150
		5,054,016
Specialty Retail — 0.4%
Eyemart Express LLC, 2017 Term Loan B, 5.31%, 8/4/24, resets monthly off the 1-month LIBOR plus 3.00%	248,744	249,417
Harbor Freight Tools USA, Inc., 2018 Term Loan B, 4.80%, 8/18/23, resets monthly off the 1-month LIBOR plus 2.50%	509,502	502,114
National Vision, Inc., 2017 Repriced Term Loan, 4.80%, 11/20/24, resets monthly off the 1-month LIBOR plus 2.50%	267,589	269,052
		1,020,583
Technology Hardware, Storage and Peripherals — 0.3%
Dell International LLC, 2017 Term Loan A2, 4.06%, 9/7/21, resets monthly off the 1-month LIBOR plus 1.75%	92,595	92,576
Dynatrace LLC, 2018 1st Lien Term Loan, 5.55%, 8/22/25, resets monthly off the 1-month LIBOR plus 3.25%	89,074	89,760
Optiv Security, Inc., 1st Lien Term Loan, 5.55%, 2/1/24, resets monthly off the 1-month LIBOR plus 3.25%	142,286	138,507
Tempo Acquisition LLC, Term Loan, 5.30%, 5/1/24, resets monthly off the 1-month LIBOR plus 3.00%	535,075	536,145
		856,988
Textiles, Apparel and Luxury Goods — 0.1%
Ascena Retail Group, Inc., 2015 Term Loan B, 6.81%, 8/21/22, resets monthly off the 1-month LIBOR plus 4.50%	277,454	269,894
Trading Companies and Distributors†
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, 5.80%, 1/4/23, resets monthly off the 1-month LIBOR plus 3.50%	42,830	43,223
Transportation Infrastructure — 0.1%
Savage Enterprises LLC, 2018 1st Lien Term Loan B, 6.77%, 8/1/25, resets monthly off the 1-month LIBOR plus 4.50%	344,974	348,423
Wireless Telecommunication Services — 0.1%
WP CPP Holdings, LLC, 2018 Term Loan, 6.28%, 4/30/25, resets quarterly off the 3-month LIBOR plus 3.75%	275,339	276,773

	Principal Amount/Shares	Value
WP CPP Holdings, LLC, 2018 Term Loan, 6.05%, 4/30/25, resets monthly off the 1-month LIBOR plus 3.75%	$690	$694
		277,467
TOTAL BANK LOAN OBLIGATIONS (Cost $41,750,281)		41,392,528
EXCHANGE-TRADED FUNDS — 11.3%
Energy Select Sector SPDR Fund	110,395	7,414,128
iShares Global Financials ETF	101,976	6,328,631
iShares Global Infrastructure ETF	118,740	4,816,095
iShares International Select Dividend ETF	156,118	4,797,506
iShares Mortgage Real Estate ETF	60,738	2,592,905
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	110,447	2,870,517
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	116,312	3,752,225
TOTAL EXCHANGE-TRADED FUNDS (Cost $32,121,372)		32,572,007
CORPORATE BONDS — 11.0%
Aerospace and Defense — 0.3%
BBA US Holdings, Inc., 5.375%, 5/1/26(3)	$49,000	48,571
BWX Technologies, Inc., 5.375%, 7/15/26(3)	189,000	189,945
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(3)	327,000	335,175
Pisces Midco, Inc., 8.00%, 4/15/26(3)	66,000	64,350
TransDigm, Inc., 6.50%, 7/15/24	77,000	78,027
TransDigm, Inc., 6.50%, 5/15/25	72,000	71,910
TransDigm, Inc., 6.375%, 6/15/26	82,000	80,565
		868,543
Air Freight and Logistics — 0.3%
Avolon Holdings Funding Ltd., 5.50%, 1/15/23(3)	66,000	65,835
Avolon Holdings Funding Ltd., 5.125%, 10/1/23(3)	165,000	162,319
Wabash National Corp., 5.50%, 10/1/25(3)	219,000	197,647
XPO Logistics, Inc., 6.50%, 6/15/22(3)	563,000	579,186
		1,004,987
Airlines — 0.2%
United Continental Holdings, Inc., 5.00%, 2/1/24	522,000	514,170
Commercial Services and Supplies — 0.6%
APTIM Corp., 7.75%, 6/15/25(3)	315,000	260,662
Iron Mountain, Inc., 5.25%, 3/15/28(3)	240,000	216,600
KAR Auction Services, Inc., 5.125%, 6/1/25(3)	440,000	418,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(3)	344,000	305,300
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(3)	443,000	469,226
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(3)	114,000	112,860
ServiceMaster Co. LLC (The), 5.125%, 11/15/24(3)	120,000	115,800
		1,898,448
Communications Equipment — 0.3%
ViaSat, Inc., 5.625%, 9/15/25(3)	212,000	197,425
Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	573,000	588,041

		Principal Amount/Shares	Value
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(3)		$32,000	$31,447
			816,913
Construction and Engineering — 0.4%
AECOM, 5.125%, 3/15/27		760,000	710,600
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(3)		212,000	207,230
SBA Communications Corp., 4.875%, 7/15/22		126,000	125,685
			1,043,515
Construction Materials — 0.3%
CPG Merger Sub LLC, 8.00%, 10/1/21(3)		518,000	520,590
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(3)		556,000	499,010
			1,019,600
Consumer Finance — 0.1%
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(3)		102,000	101,617
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(3)		69,000	68,500
			170,117
Containers and Packaging — 0.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(3)		750,000	705,000
BWAY Holding Co., 7.25%, 4/15/25(3)		270,000	256,500
Multi-Color Corp., 4.875%, 11/1/25(3)		450,000	412,875
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	105,000	121,862
W/S Packaging Holdings, Inc., 9.00%, 4/15/23(3)		$250,000	255,625
			1,751,862
Diversified Consumer Services†
frontdoor, Inc., 6.75%, 8/15/26(3)		105,000	107,363
Diversified Financial Services — 0.1%
Travelport Corporate Finance plc, 6.00%, 3/15/26(3)		277,000	278,385
Diversified Telecommunication Services — 0.4%
Cincinnati Bell, Inc., 7.00%, 7/15/24(3)		80,000	72,400
Cincinnati Bell, Inc., 8.00%, 10/15/25(3)		99,000	90,585
Intelsat Jackson Holdings SA, 9.50%, 9/30/22(3)		100,000	116,500
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(3)		298,000	293,157
Level 3 Financing, Inc., 5.625%, 2/1/23		600,000	603,618
			1,176,260
Electronic Equipment, Instruments and Components — 0.1%
WESCO Distribution, Inc., 5.375%, 6/15/24		263,000	255,767
Entertainment — 0.7%
Altice Finco SA, 7.625%, 2/15/25(3)		250,000	223,125
Altice Luxembourg SA, 7.75%, 5/15/22(3)		250,000	232,188
Altice Luxembourg SA, 7.625%, 2/15/25(3)		250,000	214,063
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24		387,000	391,837
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(3)		476,000	472,430
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(3)		111,000	104,756
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(3)		119,000	111,414

		Principal Amount/Shares	Value
Netflix, Inc., 5.875%, 11/15/28(3)		$407,000	$401,912
			2,151,725
Equity Real Estate Investment Trusts (REITs) — 0.1%
SBA Communications Corp., 4.875%, 9/1/24		212,000	205,375
Food and Staples Retailing — 0.3%
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(3)		323,000	283,433
Sabre GLBL, Inc., 5.375%, 4/15/23(3)		292,000	293,460
Sabre GLBL, Inc., 5.25%, 11/15/23(3)		303,000	300,691
			877,584
Food Products — 0.3%
Matterhorn Merger Sub LLC / Matterhorn Finance Sub, Inc., 8.50%, 6/1/26(3)		500,000	462,500
Post Holdings, Inc., 5.00%, 8/15/26(3)		485,000	449,231
			911,731
Health Care Equipment and Supplies — 0.2%
MEDNAX, Inc., 5.25%, 12/1/23(3)		492,000	493,230
Health Care Providers and Services — 0.3%
HCA, Inc., 5.375%, 2/1/25		644,000	649,635
HCA, Inc., 5.375%, 9/1/26		103,000	102,485
HCA, Inc., 4.50%, 2/15/27		175,000	170,625
			922,745
Hotels, Restaurants and Leisure — 0.5%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)		228,000	214,320
Delta Merger Sub, Inc., 6.00%, 9/15/26(3)		285,000	280,369
International Game Technology plc, 6.25%, 1/15/27(3)		250,000	247,344
IRB Holding Corp., 6.75%, 2/15/26(3)		183,000	175,680
Radisson Hotel Holdings AB, 6.875%, 7/15/23	EUR	362,000	444,405
Scientific Games International, Inc., 5.00%, 10/15/25(3)		$61,000	56,882
Scientific Games International, Inc., 3.375%, 2/15/26(3)	EUR	111,000	116,943
			1,535,943
Industrial Conglomerates — 0.2%
Core & Main LP, 6.125%, 8/15/25(3)		$219,000	206,407
EnPro Industries, Inc., 5.75%, 10/15/26(3)		162,000	160,429
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(3)		194,000	182,845
			549,681
Insurance — 0.1%
Genworth Holdings, Inc., 4.90%, 8/15/23		239,000	211,515
Genworth Holdings, Inc., 4.80%, 2/15/24		67,000	58,290
			269,805
IT Services — 0.2%
GTT Communications, Inc., 7.875%, 12/31/24(3)		480,000	453,600
Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(3)		250,000	239,298
Machinery — 0.4%
SPX FLOW, Inc., 5.875%, 8/15/26(3)		219,000	211,335
Stevens Holding Co., Inc., 6.125%, 10/1/26(3)		39,000	38,956

	Principal Amount/Shares	Value
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(3)	$719,000	$600,365
TriMas Corp., 4.875%, 10/15/25(3)	156,000	147,764
Welbilt, Inc., 9.50%, 2/15/24	40,000	43,300
		1,041,720
Media — 0.9%
CBS Radio, Inc., 7.25%, 11/1/24(3)	269,000	254,541
Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.50%, 4/1/28(3)	332,000	345,353
CSC Holdings LLC, 5.375%, 2/1/28(3)	287,000	271,215
DKT Finance ApS, 9.375%, 6/17/23(3)	500,000	526,875
MDC Partners, Inc., 6.50%, 5/1/24(3)	434,000	358,050
National CineMedia LLC, 5.75%, 8/15/26	390,000	370,500
Sirius XM Radio, Inc., 5.00%, 8/1/27(3)	469,000	443,060
Unison Ground Lease Funding LLC, 6.27%, 3/15/20(3)	171,000	169,830
		2,739,424
Metals and Mining — 0.1%
Compass Minerals International, Inc., 4.875%, 7/15/24(3)	198,000	185,130
Multi-Utilities†
Clearway Energy Operating LLC, 5.75%, 10/15/25(3)	103,000	101,713
Oil, Gas and Consumable Fuels — 1.6%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	475,000	427,500
Bruin E&P Partners LLC, 8.875%, 8/1/23(3)	437,000	430,991
Chaparral Energy, Inc., 8.75%, 7/15/23(3)	170,000	163,472
Comstock Escrow Corp., 9.75%, 8/15/26(3)	213,000	206,078
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(3)	216,000	183,600
Gulfport Energy Corp., 6.00%, 10/15/24	445,000	419,412
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(3)	219,000	216,810
Murray Energy Corp., 9% Cash plus 3% PIK, 4/15/24(3)	189,660	124,227
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(3)	309,000	303,593
QEP Resources, Inc., 5.625%, 3/1/26	438,000	413,910
Range Resources Corp., 5.00%, 3/15/23	415,000	402,550
Resolute Energy Corp., 8.50%, 5/1/20	216,000	216,270
SM Energy Co., 5.00%, 1/15/24	84,000	80,430
SM Energy Co., 5.625%, 6/1/25	344,000	332,820
SRC Energy, Inc., 6.25%, 12/1/25	339,000	317,389
Talos Production LLC / Talos Production Finance, Inc., 11.00%, 4/3/22	500,000	369,532
Ultra Resources, Inc., 6.875%, 4/15/22(3)	100,000	58,000
Ultra Resources, Inc., 7.125%, 4/15/25(3)	125,000	55,625
		4,722,209

		Principal Amount/Shares	Value
Software — 0.2%
CDK Global, Inc., 5.875%, 6/15/26		$68,000	$68,595
CDK Global, Inc., 4.875%, 6/1/27		256,000	240,960
Sophia LP / Sophia Finance, Inc., 9.00%, 9/30/23(3)		194,000	201,760
			511,315
Specialty Retail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)		215,000	200,487
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(3)		219,000	197,648
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25		377,000	352,005
SRS Distribution, Inc., 8.25%, 7/1/26(3)		74,000	69,560
United Rentals North America, Inc., 5.50%, 5/15/27		296,000	281,940
			1,101,640
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)		105,000	109,040
Textiles, Apparel and Luxury Goods — 0.1%
PVH Corp., 3.125%, 12/15/27(3)	EUR	213,000	235,903
Transportation Infrastructure†
Resideo Funding, Inc., 6.125%, 11/1/26(3)		$45,000	45,348
Wireless Telecommunication Services — 0.6%
Sprint Corp., 7.875%, 9/15/23		615,000	658,050
T-Mobile USA, Inc., 6.00%, 4/15/24		150,000	154,125
T-Mobile USA, Inc., 6.375%, 3/1/25		262,000	270,842
T-Mobile USA, Inc., 6.50%, 1/15/26		398,000	420,885
Wind Tre SpA, 5.00%, 1/20/26(3)		250,000	214,025
			1,717,927
TOTAL CORPORATE BONDS (Cost $33,357,722)			32,028,016
COLLATERALIZED LOAN OBLIGATIONS(2) — 10.8%
ALM XVIII Ltd., Series 2016-18A, Class CR, VRN, 5.44%, 1/15/19, resets quarterly off the 3-month LIBOR plus 3.00%(3)		1,000,000	1,000,185
AMMC CLO XII Ltd., Series 2013-12A, Class ER, VRN, 8.52%, 11/13/18, resets quarterly off the 3-month LIBOR plus 6.18%(3)		1,000,000	998,143
Ares XLI CLO Ltd., Series 2016-41A, Class D, VRN, 6.64%, 1/15/19, resets quarterly off the 3-month LIBOR plus 4.20%(3)		1,000,000	1,013,669
Ares XXXIII CLO Ltd., Series 2015-1A, Class E, VRN, 8.82%, 12/5/18, resets quarterly off the 3-month LIBOR plus 6.50%(3)		700,000	699,899
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, VRN, 5.09%, 1/15/19, resets quarterly off the 3-month LIBOR plus 2.65%(3)		750,000	734,885
Atrium XII, Series 12A, Class DR, VRN, 5.27%, 1/22/19, resets quarterly off the 3-month LIBOR plus 2.80%(3)		2,000,000	1,989,673
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, VRN, 3.22%, 1/18/19, resets quarterly off the 3-month LIBOR plus 0.78%(3)		500,000	498,482
Bluemountain CLO Ltd., Series 2016-3A, Class C, VRN, 4.71%, 11/15/18, resets quarterly off the 3-month LIBOR plus 2.40%(3)		800,000	800,730

	Principal Amount/Shares	Value
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class D, VRN, 5.36%, 4/22/19, resets quarterly off the 3-month LIBOR plus 2.90%(3)(7)	$500,000	$498,000
Bowman Park CLO Ltd., Series 2014-1A, Class AR, VRN, 3.49%, 11/23/18, resets quarterly off the 3-month LIBOR plus 1.18%(3)	320,000	319,983
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class DR, VRN, 5.05%, 1/17/19, resets quarterly off the 3-month LIBOR plus 2.6%(3)	1,000,000	983,098
CIFC Funding Ltd., Series 2013-1A, Class DR, VRN, 9.09%, 1/16/19, resets quarterly off the 3-month LIBOR plus 6.65%(3)	1,000,000	1,009,245
CIFC Funding Ltd., Series 2016-1A, Class D, VRN, 6.47%, 1/22/19, resets quarterly off the 3-month LIBOR plus 4.00%(3)	1,000,000	1,009,514
Garrison Funding Ltd., Series 2015-1A, Class CR, VRN, 6.21%, 11/25/18, resets quarterly off the 3-month LIBOR plus 3.90%(3)	1,000,000	1,013,422
Harbourview CLO VII Ltd., Series 7RA, Class D, VRN, 5.80%, 1/18/19, resets quarterly off the 3-month LIBOR plus 3.36%(3)	2,000,000	1,981,281
Jamestown CLO IV Ltd., Series 2014-4A, Class CR, VRN, 5.09%, 1/15/19, resets quarterly off the 3-month LIBOR plus 2.65%(3)	1,000,000	1,000,509
Jamestown CLO XI Ltd., Series 2018-11A, Class C, VRN, 5.76%, 1/14/19, resets quarterly off the 3-month LIBOR plus 3.25%(3)	1,000,000	996,554
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class D, VRN, 5.04%, 1/17/19, resets quarterly off the 3-month LIBOR plus 2.60%(3)	1,000,000	982,710
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, VRN, 7.95%, 1/28/19, resets quarterly off the 3-month LIBOR plus 5.44%(3)	1,750,000	1,759,970
Mountain View CLO Ltd., Series 2015-9A, Class CR, VRN, 5.56%, 1/15/19, resets quarterly off the 3-month LIBOR plus 3.12%(3)	1,000,000	994,494
Northwoods Capital XVI Ltd., Series 2017-16A, Class D, VRN, 5.46%, 11/15/18, resets quarterly off the 3-month LIBOR plus 3.15%(3)	1,000,000	1,002,630
OCP CLO Ltd., Series 2016-12A, Class CR, VRN, 5.44%, 1/18/19, resets quarterly off the 3-month LIBOR plus 3.00%(3)	1,000,000	1,001,619
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class A1, VRN, 3.79%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.32%(3)	750,000	753,023
OHA Credit Partners IX Ltd., Series 2013-9A, Class E, VRN, 7.47%, 1/20/19, resets quarterly off the 3-month LIBOR plus 5.00%(3)	1,250,000	1,253,770
TICP CLO I Ltd., Series 2015-1A, Class F, VRN, 9.17%, 1/22/19, resets quarterly off the 3-month LIBOR plus 6.7%(3)	500,000	483,839
TICP CLO II-2 Ltd., Series 2018-IIA, Class C, VRN, 5.42%, 1/22/19, resets quarterly off the 3-month LIBOR plus 2.95%(3)	1,000,000	990,285
TICP CLO Ltd., Series 2016-6A, Class D, VRN, 6.64%, 1/15/19, resets quarterly off the 3-month LIBOR plus 4.20%(3)	1,000,000	1,007,468
TICP CLO X Ltd., Series 2018-10A, Class D, VRN, 5.27%, 1/22/19, resets quarterly off the 3-month LIBOR plus 2.80%(3)	1,000,000	989,917

	Principal Amount/Shares	Value
Venture XVI CLO Ltd., Series 2014-16A, Class DRR, VRN, 4.95%, 1/15/19, resets quarterly off the 3-month LIBOR plus 2.51%(3)	$1,000,000	$985,335
Venture XVIII CLO Ltd., Series 2014-18A, Class DR, VRN, 5.54%, 1/15/19, resets quarterly off the 3-month LIBOR plus 3.10%(3)	1,000,000	1,002,961
WhiteHorse VII Ltd., Series 2013-1A, Class B1L, VRN, 6.01%, 11/24/18, resets quarterly off the 3-month LIBOR plus 3.70%(3)	1,500,000	1,501,403
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $31,213,707)		31,256,696
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 8.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class F, VRN, 5.11%, 11/15/18, resets monthly off the 1-month LIBOR plus 2.83%(3)	1,000,000	1,003,655
BBCMS Trust, Series 2018-CBM, Class D, VRN, 4.67%, 11/15/18, resets monthly off the 1-month LIBOR plus 2.39%(3)	1,000,000	1,005,221
BHMS, Series 2018-ATLS, Class C, VRN, 4.18%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.90%(3)	1,000,000	1,001,913
BX Trust, Series 2017-SLCT, Class E, VRN, 5.43%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.15%(3)	1,762,623	1,768,669
BX Trust, Series 2017-SLCT, Class F, VRN, 6.53%, 11/15/18, resets monthly off the 1-month LIBOR plus 4.25%(3)	881,312	885,148
BX Trust, Series 2018-BILT, Class E, VRN, 4.70%, 11/15/18, resets monthly off the 1-month LIBOR plus 2.42%(3)	1,000,000	1,004,594
BX Trust, Series 2018-GW, Class F, VRN, 4.70%, 11/15/18, resets monthly off the 1-month LIBOR plus 2.42%(3)	1,000,000	1,005,502
BXP Trust, Series 2017-CQHP, Class E, VRN, 5.28%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.00%(3)	1,000,000	1,004,675
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E, VRN, 4.35%, 11/1/18(3)(6)	1,000,000	979,964
CHT Mortgage Trust, Series 2017-CSMO, Class F, VRN, 6.02%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.74%(3)	1,000,000	1,004,530
GS Mortgage Securities Corp. II, Series 2012-TMSQ, Class D, VRN, 3.46%, 11/1/18(3)(6)	1,422,000	1,350,302
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F, VRN, 4.08%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.80%(3)	1,000,000	1,000,978
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class D, VRN, 4.13%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.85%(3)	1,000,000	1,001,008
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class E, VRN, 5.28%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.00%(3)	1,500,000	1,516,687
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class D, VRN, 3.99%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.71%(3)	1,000,000	999,943
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-BXH, Class E, VRN, 6.03%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.75%(3)	260,208	257,494
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class D, VRN, 3.76%, 11/1/18(3)(6)	1,000,000	974,900
Lone Star Portfolio Trust, Series 2015-LSP, Class E, VRN, 8.13%, 11/15/18, resets monthly off the 1-month LIBOR plus 5.60%(3)	1,194,512	1,205,466

	Principal Amount/Shares	Value
Morgan Stanley Capital I Trust, Series 2017-JWDR, Class E, VRN, 5.33%, 11/15/18, resets monthly off the 1-month LIBOR plus 3.05%(3)	$2,500,000	$2,505,416
Morgan Stanley Capital I Trust 2018-BOP, Series 2018-BOP, Class F, VRN, 4.78%, 11/15/18, resets monthly off the 1-month LIBOR plus 2.50%(3)	1,000,000	1,003,298
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 4/13/33(3)	1,000,000	979,347
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class D, 4.23%, 3/15/47(3)	1,000,000	874,981
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $24,324,460)		24,333,691
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC6, Class A2, VRN, 2.68%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.40%	1,033,266	965,269
Sequoia Mortgage Trust, Series 2018-CH4, Class A19, VRN, 4.50%, 11/1/18(3)(6)	391,173	395,325
		1,360,594
U.S. Government Agency Collateralized Mortgage Obligations — 2.0%
FNMA, Series 2016-C05, Class 2M2, VRN, 6.73%, 11/25/18, resets monthly off the 1-month LIBOR plus 4.45%	1,500,000	1,667,385
FNMA, Series 2016-C06, Class 1M2, VRN, 6.53%, 11/25/18, resets monthly off the 1-month LIBOR plus 4.25%	1,000,000	1,129,802
FNMA, Series 2018-C03, Class 1M2, VRN, 4.43%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.15%	1,000,000	999,480
FNMA, Series 2018-C06, Class 1M2, VRN, 4.28%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.00%	1,000,000	988,326
GNMA, Series 2012-87, IO, VRN, 0.46%, 11/1/18(6)	4,794,414	110,026
GNMA, Series 2012-99, IO, SEQ, VRN, 0.52%, 11/1/18(6)	4,133,576	122,397
GNMA, Series 2014-126, IO, SEQ, VRN, 0.73%, 11/1/18(6)	4,435,479	226,545
GNMA, Series 2014-126, IO, SEQ, VRN, 0.95%, 11/1/18(6)	5,459,051	324,719
GNMA, Series 2015-85, IO, VRN, 0.58%, 11/1/18(6)	6,196,742	254,783
		5,823,463
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,533,250)		7,184,057
PREFERRED STOCKS — 2.0%
Equity Real Estate Investment Trusts (REITs) — 2.0%
American Homes 4 Rent, 5.875%	6,100	134,932
American Homes 4 Rent, 6.50%	11,344	271,348
American Homes 4 Rent, 6.35%	11,548	272,879
Ashford Hospitality Trust, Inc., 7.375%	1,335	30,892
Brookfield Property REIT, Inc., 6.375%	8,321	199,288
Cedar Realty Trust, Inc., 6.50%	8,551	182,478
Colony Capital, Inc., 7.125%	10,476	231,520
Colony Capital, Inc., 7.125%	12,174	274,767
Colony Capital, Inc., 7.15%	9,300	205,530
Digital Realty Trust, Inc., 6.35%	7,391	190,466
Digital Realty Trust, Inc., 6.625%	3,857	101,208
Hersha Hospitality Trust, 6.50%	1,823	38,465
Hersha Hospitality Trust, 6.50%	1,347	28,704

	Principal Amount/Shares	Value
Kimco Realty Corp., 5.625%	5,819	$133,430
Kimco Realty Corp., 5.50%	8,232	185,632
LaSalle Hotel Properties, 6.375%	3,600	87,048
LaSalle Hotel Properties, 6.30%	10,900	259,965
Monmouth Real Estate Investment Corp., 6.125%	11,389	273,336
National Retail Properties, Inc., 5.20%	9,407	203,756
Pebblebrook Hotel Trust, 6.375%	3,200	77,904
Pebblebrook Hotel Trust, 6.50%	6,295	153,598
Pennsylvania Real Estate Investment Trust, 7.20%	1,410	31,640
PS Business Parks, Inc., 5.25%	9,744	212,127
PS Business Parks, Inc., 5.70%	1,350	31,671
PS Business Parks, Inc., 5.75%	411	9,778
Public Storage, 5.875%	1,100	27,896
Public Storage, 5.20%	7,499	171,352
QTS Realty Trust, Inc., 7.125%	10,694	267,350
Rexford Industrial Realty, Inc., 5.875%	6,501	151,148
Rexford Industrial Realty, Inc., 5.875%	4,700	110,685
SITE Centers Corp., 6.50%	11,819	275,974
Summit Hotel Properties, Inc., 6.25%	8,623	197,898
Sunstone Hotel Investors, Inc., 6.95%	10,755	270,596
VEREIT, Inc., 6.70%	5,366	133,506
Vornado Realty Trust, 5.40%	11,746	273,682
Vornado Realty Trust, 5.70%	784	18,526
TOTAL PREFERRED STOCKS (Cost $5,996,090)		5,720,975
U.S. TREASURY SECURITIES — 1.4%
U.S. Treasury Notes, 2.875%, 8/15/28 (Cost $3,992,047)	$4,077,000	3,983,675
CONVERTIBLE BONDS — 0.1%
Energy Equipment and Services†
CHC Group LLC / CHC Finance Ltd., 0.00%, 10/1/20 (Acquired 3/13/17, Cost $88,344)(8)(9)	114,377	114,377
Oil, Gas and Consumable Fuels — 0.1%
Whiting Petroleum Corp., 1.25%, 4/1/20	245,000	235,528
TOTAL CONVERTIBLE BONDS (Cost $322,068)		349,905
CONVERTIBLE PREFERRED STOCKS — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
QTS Realty Trust, Inc., 6.50% (Cost $144,267)	1,442	141,777
TEMPORARY CASH INVESTMENTS — 6.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $18,231,713)	18,231,713	18,231,713
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 99.0% (Cost $288,600,993)		286,286,288

	Principal Amount/Shares	Value
CORPORATE BONDS SOLD SHORT — (0.1)%
Equity Real Estate Investment Trusts (REITs) — (0.1)%
CBL & Associates LP, 5.25%, 12/1/23 (Proceeds $198,848)	$(198,000)	$(166,815)
OTHER ASSETS AND LIABILITIES — 1.1%		3,182,098
TOTAL NET ASSETS — 100.0%		$289,301,571

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,760,931	EUR	4,170,000	State Street Bank & Trust Co.	12/7/18	$24,322

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	22	December 2018	EUR	2,200,000	$3,993,408	$(37,158)
S&P 500 E-Mini	52	December 2018	USD	2,600	7,048,860	480,757
					$11,042,268	$443,599

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
Euribor	-	Euro Interbank Offered Rate
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $118,528,525, which represented 41.0% of total net assets. Of these securities, 0.6% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(5)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(6)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $114,377, which represented less than 0.05% of total net assets.

(9)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $288,600,993)	$286,286,288
Cash	611,812
Foreign currency holdings, at value (cost of $436,428)	426,101
Deposits with broker for futures contracts	403,020
Deposits with broker for securities sold short	266,363
Receivable for investments sold	28,064,057
Receivable for capital shares sold	788,808
Receivable for variation margin on futures contracts	71,990
Unrealized appreciation on forward foreign currency exchange contracts	24,322
Interest and dividends receivable	1,094,011
318,036,772

Liabilities
Securities sold short, at value (proceeds of $198,848)	166,815
Payable for investments purchased	26,994,321
Payable for capital shares redeemed	1,014,845
Payable for variation margin on futures contracts	96,994
Accrued management fees	441,369
Distribution and service fees payable	16,526
Interest expense payable on securities sold short	4,331
28,735,201

Net Assets	$289,301,571

Net Assets Consist of:
Capital (par value and paid-in surplus)	$290,316,757
Distributable earnings	(1,015,186)
$289,301,571

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$126,369,270	13,092,745	$9.65
I Class, $0.01 Par Value	$129,431,281	13,405,542	$9.66
Y Class, $0.01 Par Value	$3,913,796	405,302	$9.66
A Class, $0.01 Par Value	$11,992,225	1,242,654	$9.65*
C Class, $0.01 Par Value	$16,086,109	1,675,930	$9.60
R Class, $0.01 Par Value	$7,813	811	$9.63
R6 Class, $0.01 Par Value	$1,501,077	155,407	$9.66
*Maximum offering price $10.24 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Interest	$9,279,021
Dividends (net of foreign taxes withheld of $53,362)	3,552,868
12,831,889

Expenses:
Management fees	5,004,282
Distribution and service fees:
A Class	28,101
C Class	163,593
R Class	315
Directors' fees and expenses	5,933
Interest expense on securities sold short	15,738
Other expenses	2,192
5,220,154
Fees waived(1)	(259,628)
4,960,526

Net investment income (loss)	7,871,363

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	128,997
Securities sold short transactions	22,957
Forward foreign currency exchange contract transactions	378,657
Futures contract transactions	75,693
Swap agreement transactions	51,903
Foreign currency translation transactions	(85,789)
572,418

Change in net unrealized appreciation (depreciation) on:
Investments	(5,629,089)
Securities sold short	31,455
Forward foreign currency exchange contracts	8,996
Futures contracts	719,912
Swap agreements	(37,788)
Translation of assets and liabilities in foreign currencies	14,763
(4,891,751)

Net realized and unrealized gain (loss)	(4,319,333)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,552,030

(1)	Amount consists of $117,273, $113,175, $1,172, $11,163, $16,146, $52 and $647 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$7,871,363	$4,611,793
Net realized gain (loss)	572,418	2,163,403
Change in net unrealized appreciation (depreciation)	(4,891,751)	3,190,445
Net increase (decrease) in net assets resulting from operations	3,552,030	9,965,641

Distributions to Shareholders
From earnings:
Investor Class	(3,621,683)	(2,069,991)
I Class	(3,697,648)	(1,441,260)
Y Class	(34,132)	(68)
A Class	(309,010)	(379,667)
C Class	(338,648)	(169,405)
R Class	(207)	(19,673)
R6 Class	(14,478)	(83,364)
Decrease in net assets from distributions	(8,015,806)	(4,163,428)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,638,755	184,197,316

Net increase (decrease) in net assets	12,174,979	189,999,529

Net Assets
Beginning of period	277,126,592	87,127,063
End of period	$289,301,571	$277,126,592

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Exchange-traded notes and equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP assists the investment advisor in making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were ArrowMark Colorado Holdings LLC, BCSF Advisors, LP (BCSF), Good Hill Partners LP and Timbercreek Investment Management (U.S.) LLC . Effective August 1, 2018, Bain Capital Credit, LP (BCC) was replaced by BCSF, a subsidiary of BCC, as a subadvisor to the fund. PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2017 through March 15, 2018, the investment advisor agreed to waive 0.08% of the fund’s management fee. Effective March 16, 2018, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	2.00%	1.90%
I Class	1.80%	1.70%
Y Class	1.65%	1.55%
A Class	2.00%	1.90%
C Class	2.00%	1.90%
R Class	2.00%	1.90%
R6 Class	1.65%	1.55%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2018 totaled $225,082,654, of which $5,993,354 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2018 totaled $202,020,852, of which $5,580,104 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		85,000,000
Sold	7,410,245	$72,554,413	21,278,884	$205,803,534
Issued in reinvestment of distributions	368,063	3,591,393	213,104	2,062,883
Redeemed	(7,607,664)	(74,518,593)	(12,942,093)	(125,895,056)
	170,644	1,627,213	8,549,895	81,971,361
I Class/Shares Authorized	90,000,000		80,000,000
Sold	7,580,804	74,290,441	13,030,700	127,074,687
Issued in reinvestment of distributions	378,902	3,697,648	148,092	1,441,260
Redeemed	(6,229,732)	(61,011,365)	(2,253,142)	(22,017,262)
	1,729,974	16,976,724	10,925,650	106,498,685
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	408,264	3,998,407	516	5,001
Issued in reinvestment of distributions	3,489	34,132	7	68
Redeemed	(6,974)	(68,229)	—	—
	404,779	3,964,310	523	5,069
A Class/Shares Authorized	25,000,000		35,000,000
Sold	666,452	6,516,756	3,793,956	36,555,230
Issued in reinvestment of distributions	31,507	307,419	38,810	374,267
Redeemed	(834,537)	(8,159,603)	(4,598,086)	(44,713,379)
	(136,578)	(1,335,428)	(765,320)	(7,783,882)
C Class/Shares Authorized	25,000,000		35,000,000
Sold	523,348	5,095,186	1,440,556	13,860,944
Issued in reinvestment of distributions	34,274	332,884	17,181	165,765
Redeemed	(800,606)	(7,785,689)	(825,437)	(7,985,144)
	(242,984)	(2,357,619)	632,300	6,041,565
R Class/Shares Authorized	10,000,000		20,000,000
Sold	1,258	12,352	482	4,947
Issued in reinvestment of distributions	21	207	2,044	19,673
Redeemed	(81,253)	(793,862)	(128,452)	(1,249,609)
	(79,974)	(781,303)	(125,926)	(1,224,989)
R6 Class/Shares Authorized	20,000,000		30,000,000
Sold	154,428	1,515,468	—	—
Issued in reinvestment of distributions	1,479	14,478	8,636	83,364
Redeemed	(304,706)	(2,985,088)	(142,727)	(1,393,857)
	(148,799)	(1,455,142)	(134,091)	(1,310,493)
Net increase (decrease)	1,697,062	$16,638,755	19,083,031	$184,197,316

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$36,136,378	$8,663,297	—
Asset-Backed Securities	—	44,291,573	—
Bank Loan Obligations	—	41,392,528	—
Exchange-Traded Funds	32,572,007	—	—
Corporate Bonds	—	32,028,016	—
Collateralized Loan Obligations	—	31,256,696	—
Commercial Mortgage-Backed Securities	—	24,333,691	—
Collateralized Mortgage Obligations	—	7,184,057	—
Preferred Stocks	5,643,071	77,904	—
U.S. Treasury Securities	—	3,983,675	—
Convertible Bonds	—	349,905	—
Convertible Preferred Stocks	—	141,777	—
Temporary Cash Investments	18,231,713	—	—
	$92,583,169	$193,703,119	—
Other Financial Instruments
Futures Contracts	$480,757	—	—
Forward Foreign Currency Exchange Contracts	—	$24,322	—
	$480,757	$24,322	—

Liabilities
Securities Sold Short
Corporate Bonds	—	$166,815	—
Other Financial Instruments
Futures Contracts	—	$37,158	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,052,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments held during the period was 120 purchased options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $251,500 futures contracts purchased and $40,329 futures contracts sold.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,857,909.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $1,745,915 futures contracts sold.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$71,990	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	24,322	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$96,994
		$96,312		$96,994
* Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$51,903	Change in net unrealized appreciation (depreciation) on swap agreements	$(37,788)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	75,186	Change in net unrealized appreciation (depreciation) on futures contracts	757,070
Equity Price Risk	Net realized gain (loss) on investment transactions	(32,452)	Change in net unrealized appreciation (depreciation) on investments	23,104
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	378,657	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	8,996
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	507	Change in net unrealized appreciation (depreciation) on futures contracts	(37,158)
		$473,801		$714,224

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$8,015,806	$4,163,428
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$288,723,207
Gross tax appreciation of investments	$3,115,883
Gross tax depreciation of investments	(5,552,802)
Net tax appreciation (depreciation) of investments	(2,436,919)
Gross tax appreciation on securities sold short	32,033
Gross tax depreciation on securities sold short	—
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	14,910
Net tax appreciation (depreciation)	$(2,389,976)
Undistributed ordinary income	$1,524,787
Accumulated short-term capital losses	$(149,997)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.80	0.29	(0.14)	0.15	(0.30)	—(4)	(0.30)	$9.65	1.66%	1.91%	2.01%	2.99%	2.89%	83%	$126,369
2017	$9.48	0.22	0.29	0.51	(0.19)	—	(0.19)	$9.80	5.45%	1.94%	2.02%	2.33%	2.25%	65%	$126,656
2016	$9.61	0.24	0.04	0.28	(0.41)	—	(0.41)	$9.48	3.03%	2.00%	2.01%	2.57%	2.56%	98%	$41,447
2015(5)	$10.00	0.10	(0.49)	(0.39)	—	—	—	$9.61	(3.90)%	2.00%(6)	2.00%(6)	2.55%(6)	2.55%(6)	23%	$21,898
I Class
2018	$9.80	0.31	(0.13)	0.18	(0.32)	—(4)	(0.32)	$9.66	1.87%	1.71%	1.81%	3.19%	3.09%	83%	$129,431
2017	$9.48	0.27	0.26	0.53	(0.21)	—	(0.21)	$9.80	5.66%	1.74%	1.82%	2.53%	2.45%	65%	$114,472
2016	$9.61	0.26	0.05	0.31	(0.44)	—	(0.44)	$9.48	3.19%	1.80%	1.81%	2.77%	2.76%	98%	$7,111
2015(5)	$10.00	0.11	(0.50)	(0.39)	—	—	—	$9.61	(3.80)%	1.80%(6)	1.80%(6)	2.75%(6)	2.75%(6)	23%	$5,769
Y Class
2018	$9.81	0.33	(0.15)	0.18	(0.33)	—(4)	(0.33)	$9.66	1.92%	1.56%	1.66%	3.34%	3.24%	83%	$3,914
2017(7)	$9.69	0.15	0.10	0.25	(0.13)	—	(0.13)	$9.81	2.61%	1.59%(6)	1.67%(6)	2.80%(6)	2.72%(6)	65%(8)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$9.80	0.27	(0.14)	0.13	(0.28)	—(4)	(0.28)	$9.65	1.41%	2.16%	2.26%	2.74%	2.64%	83%	$11,992
2017	$9.48	0.18	0.31	0.49	(0.17)	—	(0.17)	$9.80	5.19%	2.19%	2.27%	2.08%	2.00%	65%	$13,515
2016	$9.60	0.22	0.04	0.26	(0.38)	—	(0.38)	$9.48	2.80%	2.25%	2.26%	2.32%	2.31%	98%	$20,328
2015(5)	$10.00	0.09	(0.49)	(0.40)	—	—	—	$9.60	(4.00)%	2.25%(6)	2.25%(6)	2.30%(6)	2.30%(6)	23%	$9,673
C Class
2018	$9.75	0.19	(0.14)	0.05	(0.20)	—(4)	0.20	$9.60	0.55%	2.91%	3.01%	1.99%	1.89%	83%	$16,086
2017	$9.43	0.12	0.30	0.42	(0.10)	—	(0.10)	$9.75	4.42%	2.94%	3.02%	1.33%	1.25%	65%	$18,705
2016	$9.57	0.14	0.05	0.19	(0.33)	—	(0.33)	$9.43	2.03%	3.00%	3.01%	1.57%	1.56%	98%	$12,129
2015(5)	$10.00	0.06	(0.49)	(0.43)	—	—	—	$9.57	(4.30)%	3.00%(6)	3.00%(6)	1.55%(6)	1.55%(6)	23%	$9,687
R Class
2018	$9.78	0.26	(0.16)	0.10	(0.25)	—(4)	(0.25)	$9.63	1.16%	2.41%	2.51%	2.49%	2.39%	83%	$8
2017	$9.46	0.16	0.30	0.46	(0.14)	—	(0.14)	$9.78	4.93%	2.44%	2.52%	1.83%	1.75%	65%	$790
2016	$9.59	0.19	0.04	0.23	(0.36)	—	(0.36)	$9.46	2.50%	2.50%	2.51%	2.07%	2.06%	98%	$1,956
2015(5)	$10.00	0.08	(0.49)	(0.41)	—	—	—	$9.59	(4.10)%	2.50%(6)	2.50%(6)	2.05%(6)	2.05%(6)	23%	$1,917

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$9.81	0.31	(0.13)	0.18	(0.33)	—(4)	(0.33)	$9.66	2.02%	1.56%	1.66%	3.34%	3.24%	83%	$1,501
2017	$9.48	0.25	0.31	0.56	(0.23)	—	(0.23)	$9.81	5.93%	1.59%	1.67%	2.68%	2.60%	65%	$2,983
2016	$9.62	0.27	0.04	0.31	(0.45)	—	(0.45)	$9.48	3.39%	1.65%	1.66%	2.92%	2.91%	98%	$4,157
2015(5)	$10.00	0.12	(0.50)	(0.38)	—	—	—	$9.62	(3.80)%	1.65%(6)	1.65%(6)	2.90%(6)	2.90%(6)	23%	$1,924

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per share amount was less than $0.005.

(5)	May 29, 2015 (fund inception) through October 31, 2015.

(6)	Annualized.

(7)	April 10, 2017 (commencement of sale) through October 31, 2017.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Income Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and for the period May 29, 2015 (fund inception) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Income Fund of the American Century Capital Portfolios, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and for the period May 29, 2015 (fund inception) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management and Subadvisory Agreements

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were ArrowMark Colorado Holdings, LLC (previously known as Arrowpoint); Bain Capital Credit, LP; Good Hill Partners LP; and Timbercreek Investment Management (U.S.) LLC (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements and subadvisory agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor, the Subadvisors and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including without limitation, the following:
Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services, including without limitation, the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.
Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the fund's annual unified management fee of 0.11% (e.g., the Investor Class unified fee will be reduced from 2.00% to 1.89%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements with each Subadvisor, should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $671,329, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $65,965 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90982 1812

Annual Report

October 31, 2018

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ARYVX	-1.39%	3.68%	5.31%	4/29/11
FTSE EPRA Nareit Global Index	—	-1.59%	3.85%	4.67%	—
MSCI ACWI Index	—	-0.52%	6.14%	6.35%	—
I Class	ARYNX	-1.18%	3.87%	5.52%	4/29/11
Y Class	ARYYX	-1.04%	—	3.42%	4/10/17
A Class	ARYMX				4/29/11
No sales charge		-1.64%	3.42%	5.05%
With sales charge		-7.30%	2.21%	4.23%
C Class	ARYTX	-2.42%	2.63%	4.26%	4/29/11
R Class	ARYWX	-1.90%	3.15%	4.79%	4/29/11
R5 Class	ARYGX	-1.15%	—	3.29%	4/10/17
R6 Class	ARYDX	-1.02%	4.04%	4.51%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $14,752

FTSE EPRA Nareit Global Index — $14,092

MSCI ACWI Index — $15,878

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.12%	0.92%	0.77%	1.37%	2.12%	1.62%	0.92%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned -1.39%* for the fiscal year ended October 31, 2018. By comparison, the FTSE EPRA Nareit Global Index (the fund’s benchmark) returned -1.59%, while the MSCI ACWI Index (a broad global stock market measure) returned -0.52%.

Global Real Estate Market Overview

As an asset class, global real estate investment trusts (REITs) declined for the 12-month period, lagging the gains of the broad global equity indices. REIT performance was buffeted by rising global interest rates, which tend to create headwinds for interest-sensitive equities such as real estate. Geographically, the weakest performance within the global REITs market came from several European and Asian countries. In Europe, slowing economic trends and concerns around Brexit created a challenging backdrop, while in Asia the ripple effect of government policy changes in China challenged REITs. Exceptions within these two regions were Germany and Japan, where listed property performance was among the best in the market.

Within the fund, a combination of strong stock selection and allocation drove outperformance versus our benchmark. While the largest contribution came from our holdings in the U.K. and Australia, the fund’s U.S.-based investments also buoyed performance, as did an overweight position in the U.S. Conversely, results were hindered by the fund’s overweight position in China. Weak stock selection in Germany and Singapore also weighed on relative performance.

U.S. Holdings Among Key Contributors

Key contributors included a number of U.S.-based investments, including health care REIT HCP, timber REIT Rayonier, residential REIT Sun Communities, and retail REIT Simon Property Group.

HCP’s real estate investments include senior living facilities, life sciences properties, and medical office buildings. Like many of its peers, the company has taken measures to improve profitability for its tenants, thereby stabilizing its own tenant credit profile and balance sheet. Investors reacted positively to these changes and bid the stock higher during the period.

Timber REIT Rayonier gained in response to improving demand trends driven by the U.S. housing recovery and increasing timber exports globally. The company owns assets in several timber-growing regions in the U.S. and New Zealand. We believe continued strength in the U.S. housing market bodes well for the price of timber. However, we eliminated our position in Rayonier after the stock reached our price target.

Sun Communities, a residential REIT that owns and develops manufactured housing communities in the U.S. and Canada, benefited from limited new supply and improvement in both employment and income measures in most of the markets in which it operates.

Continued strength in the retail sector and better-than-expected financial results supported stock gains for REIT Simon Property Group, an owner, operator, and developer of shopping malls. Against this positive backdrop, management raised is full-year outlook for the company.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Diversified Holdings Detracted

Notable detractors included GDS Holdings and Equinix, two data center real estate companies within the diversified sector. Recent outlooks provided by several cloud-computing businesses, which are the largest tenants of data centers, fell short of expectations during the period. Concerns of a potential slowdown in demand for data center companies consequently weighed on our investments in this group. Although we maintained our position in GDS, we sold our Equinix shares to fund our investment in Digital Realty Trust, a data center REIT that we believe has a more compelling risk/reward profile than Equinix. However, our outlook for data center REITs is currently under review.

Other weak performers within the diversified sector included Shimao Property Holdings, a China-based investment holding company engaged in the sale and rental of commercial and residential properties as well as the operation of hotels. Shimao traded lower in spite of strong company fundamentals. A broad-based sell-off among Chinese stocks during the period raised concerns about Shimao’s higher-than-average debt relative to its peers. Given recent concerns around China, we do not expect to see an acceleration in Shimao’s growth and consequently eliminated our position in the stock.

Elsewhere, China-based hotel operator GreenTree Hospitality Group detracted from the fund’s performance. Given the moderating growth outlook for the Chinese economy and expectations that the appetite for leisure spend will decrease, we liquidated our position in the lodging/resort name.

Outlook

In our view, global real estate securities currently are trading at an attractive discount to their net asset value and continue to offer investors healthy dividend yields. Although the consensus is that global interest rates will likely continue rising, we believe strong fundamentals combined with improved earnings profiles for many real estate companies bodes well for these stocks in the coming year.

Against this backdrop, we maintained an overweight position in North America, where our focus is on U.S.-based property companies we believe will continue to benefit from robust economic growth in the U.S. Conversely, the fund’s largest regional underweight at period-end was emerging markets. In our view, slowing economic growth in China could negatively impact other Asian economies. We consequently reduced our exposure in China, Singapore, and Hong Kong.

The industrial sector remained one of the fund’s largest sector overweights. Signs of continued strength in e-commerce trends in most global markets continues to drive our optimism for fund holdings within this sector. We also held a larger-than-benchmark stake in the residential sector, where we remain particularly upbeat about developments in the U.S. Notably, we are seeing accelerating tailwinds from strong U.S. job growth and an increase in the number of renters as the housing supply moderates and homes become less affordable.

While robust e-commerce trends provide a tailwind for industrial properties, they create a headwind for brick-and-mortar retail companies. We therefore maintained our underweight position in the retail sector. The fund also was underweight in the lodging/resorts sector, where we reduced our exposure during the period due to our concerns of a potential slowdown in demand for lodging as a result of moderating global economic growth.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	5.8%
Prologis, Inc.	4.8%
Vonovia SE	3.5%
Gaming and Leisure Properties, Inc.	3.2%
Sun Communities, Inc.	3.0%
Camden Property Trust	2.7%
HCP, Inc.	2.7%
Gecina SA	2.6%
Alexandria Real Estate Equities, Inc.	2.5%
UDR, Inc.	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	52.5%
Foreign Common Stocks	46.0%
Total Common Stocks	98.5%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United States	52.5%
Japan	10.0%
Hong Kong	6.7%
United Kingdom	4.9%
Germany	4.5%
Australia	4.3%
France	2.6%
Canada	2.5%
China	2.4%
Other Countries	8.1%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$957.40	$5.48	1.11%
I Class	$1,000	$958.30	$4.49	0.91%
Y Class	$1,000	$958.30	$3.75	0.76%
A Class	$1,000	$956.60	$6.71	1.36%
C Class	$1,000	$952.30	$10.38	2.11%
R Class	$1,000	$954.90	$7.93	1.61%
R5 Class	$1,000	$958.30	$4.49	0.91%
R6 Class	$1,000	$959.10	$3.75	0.76%
Hypothetical
Investor Class	$1,000	$1,019.61	$5.65	1.11%
I Class	$1,000	$1,020.62	$4.63	0.91%
Y Class	$1,000	$1,021.37	$3.87	0.76%
A Class	$1,000	$1,018.35	$6.92	1.36%
C Class	$1,000	$1,014.57	$10.71	2.11%
R Class	$1,000	$1,017.09	$8.19	1.61%
R5 Class	$1,000	$1,020.62	$4.63	0.91%
R6 Class	$1,000	$1,021.37	$3.87	0.76%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.5%
Australia — 4.3%
Charter Hall Group	273,359	$1,335,696
Goodman Group	222,025	1,632,017
		2,967,713
Belgium — 1.0%
Shurgard Self Storage Europe Sarl(1)	13,814	387,797
VGP NV	4,153	293,523
		681,320
Brazil — 1.1%
Iguatemi Empresa de Shopping Centers SA	69,900	724,451
Canada — 2.5%
Boardwalk Real Estate Investment Trust	11,372	423,367
Brookfield Asset Management, Inc., Class A	22,828	931,536
Northview Apartment Real Estate Investment Trust	20,564	395,362
		1,750,265
China — 2.4%
China Resources Land Ltd.	220,000	746,243
GDS Holdings Ltd. ADR(1)	21,991	516,129
Longfor Group Holdings Ltd.	158,000	383,619
		1,645,991
France — 2.6%
Gecina SA	12,219	1,795,029
Germany — 4.5%
Aroundtown SA	82,049	681,198
Vonovia SE	51,887	2,375,476
		3,056,674
Hong Kong — 6.7%
CK Asset Holdings Ltd.	142,000	921,684
Link REIT	181,500	1,608,560
Sino Land Co. Ltd.	328,000	514,464
Swire Properties Ltd.	220,400	751,816
Wharf Real Estate Investment Co. Ltd.	125,000	773,883
		4,570,407
Japan — 10.0%
GLP J-Reit	988	978,062
Invesco Office J-Reit, Inc.	4,566	645,435
Japan Hotel REIT Investment Corp.	1,040	740,125
Mitsui Fudosan Co. Ltd.	71,800	1,618,817
Orix JREIT, Inc.	897	1,372,112
Sumitomo Realty & Development Co. Ltd.	28,900	994,538
Tokyu Fudosan Holdings Corp.	92,700	522,508
		6,871,597

10

	Shares	Value
Mexico — 0.5%
Corp. Inmobiliaria Vesta SAB de CV	267,945	$326,469
Netherlands — 1.2%
InterXion Holding NV(1)	14,195	835,660
Philippines — 0.6%
Ayala Land, Inc.	533,200	395,129
Singapore — 1.6%
CapitaLand Commercial Trust	433,200	541,050
CapitaLand Ltd.	253,400	574,433
		1,115,483
Spain — 1.4%
Inmobiliaria Colonial Socimi SA	97,561	980,710
Thailand — 0.7%
Central Pattana PCL	210,300	501,167
United Kingdom — 4.9%
Derwent London plc	13,738	514,330
Safestore Holdings plc	85,004	580,202
Segro plc	203,543	1,598,997
UNITE Group plc (The)	64,378	701,505
		3,395,034
United States — 52.5%
Agree Realty Corp.	20,626	1,181,251
Alexandria Real Estate Equities, Inc.	13,910	1,700,219
American Campus Communities, Inc.	26,060	1,029,631
AvalonBay Communities, Inc.	8,047	1,411,283
Blackstone Mortgage Trust, Inc., Class A	21,696	732,023
Boston Properties, Inc.	9,688	1,169,923
Camden Property Trust	20,553	1,855,319
Columbia Property Trust, Inc.	39,301	882,307
CyrusOne, Inc.	16,960	902,781
Digital Realty Trust, Inc.	15,500	1,600,530
Duke Realty Corp.	35,660	983,146
Extra Space Storage, Inc.	4,818	433,909
Gaming and Leisure Properties, Inc.	65,391	2,203,023
HCP, Inc.	66,893	1,842,902
Host Hotels & Resorts, Inc.	12,822	245,028
Hudson Pacific Properties, Inc.	18,502	560,611
Invitation Homes, Inc.	24,171	528,861
Prologis, Inc.	51,239	3,303,378
Regency Centers Corp.	16,145	1,022,947
Rexford Industrial Realty, Inc.	20,651	654,017
Simon Property Group, Inc.	21,638	3,971,006
Starwood Property Trust, Inc.	29,147	633,073
STORE Capital Corp.	32,152	933,373
Sun Communities, Inc.	20,801	2,089,876
Taubman Centers, Inc.	9,775	537,723
UDR, Inc.	42,504	1,665,732

11

	Shares	Value
Vornado Realty Trust	10,407	$708,509
Welltower, Inc.	19,530	1,290,347
		36,072,728
TOTAL COMMON STOCKS (Cost $64,491,976)		67,685,827
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $531,034), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $520,281)		520,252
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $266,419), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $260,008)		260,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	785	785
TOTAL TEMPORARY CASH INVESTMENTS (Cost $781,037)		781,037
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $65,273,013)		68,466,864
OTHER ASSETS AND LIABILITIES — 0.4%		287,669
TOTAL NET ASSETS — 100.0%		$68,754,533

SECTOR ALLOCATION
(as a % of net assets)
Diversified	29.8%
Residential	19.2%
Retail	15.3%
Industrial	14.2%
Office	12.0%
Health Care	4.6%
Self Storage	2.0%
Lodging/Resorts	1.4%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $65,273,013)	$68,466,864
Foreign currency holdings, at value (cost of $11)	11
Receivable for investments sold	556,031
Receivable for capital shares sold	97,227
Dividends and interest receivable	104,421
Other assets	304
69,224,858

Liabilities
Payable for investments purchased	315,401
Payable for capital shares redeemed	90,260
Accrued management fees	62,087
Distribution and service fees payable	2,577
470,325

Net Assets	$68,754,533

Net Assets Consist of:
Capital (par value and paid-in surplus)	$66,071,924
Distributable earnings	2,682,609
$68,754,533

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$44,274,274	3,935,567	$11.25
I Class, $0.01 Par Value	$14,216,199	1,262,539	$11.26
Y Class, $0.01 Par Value	$4,346,308	385,596	$11.27
A Class, $0.01 Par Value	$2,002,433	178,221	$11.24*
C Class, $0.01 Par Value	$2,359,654	211,022	$11.18
R Class, $0.01 Par Value	$149,689	13,333	$11.23
R5 Class, $0.01 Par Value	$5,261	467	$11.27
R6 Class, $0.01 Par Value	$1,400,715	124,340	$11.27
*Maximum offering price $11.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $92,592)	$2,188,734
Interest	6,788
2,195,522

Expenses:
Management fees	906,071
Distribution and service fees:
A Class	6,361
C Class	30,123
R Class	792
Directors' fees and expenses	1,723
Other expenses	104
945,174
Fees waived(1)	(54,682)
890,492

Net investment income (loss)	1,305,030

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,603,356
Foreign currency translation transactions	(15,294)
3,588,062

Change in net unrealized appreciation (depreciation) on:
Investments	(5,429,452)
Translation of assets and liabilities in foreign currencies	317
(5,429,135)

Net realized and unrealized gain (loss)	(1,841,073)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(536,043)

(1)	Amount consists of $44,514, $5,171, $315, $1,809, $2,106, $103, $3 and $661 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$1,305,030	$1,929,527
Net realized gain (loss)	3,588,062	272,372
Change in net unrealized appreciation (depreciation)	(5,429,135)	4,157,610
Net increase (decrease) in net assets resulting from operations	(536,043)	6,359,509

Distributions to Shareholders
From earnings:
Investor Class	(2,338,576)	(2,730,807)
I Class	(245,001)	(110,990)
Y Class	(196)	—
A Class	(87,066)	(635,362)
C Class	(77,272)	(231,702)
R Class	(3,174)	(3,707)
R5 Class	(190)	—
R6 Class	(33,507)	(410,259)
Decrease in net assets from distributions	(2,784,982)	(4,122,827)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(11,028,014)	(21,733,173)

Net increase (decrease) in net assets	(14,349,039)	(19,496,491)

Net Assets
Beginning of period	83,103,572	102,600,063
End of period	$68,754,533	$83,103,572

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2017 through July 31, 2018, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2018, the investment advisor terminated the waiver and decreased the annual management fee by 0.09%.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	1.11%	1.18%	1.11%
I Class	0.91%	0.98%	0.91%
Y Class	0.76%	0.83%	0.76%
A Class	1.11%	1.18%	1.11%
C Class	1.11%	1.18%	1.11%
R Class	1.11%	1.18%	1.11%
R5 Class	0.91%	0.98%	0.91%
R6 Class	0.76%	0.83%	0.76%
*Prior to August 1, 2018, the annual management fee was 1.20% for the Investor Class, A Class, C Class
and R Class, 1.00% for the I Class and R5 Class and 0.85% for the Y Class and R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

18

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $836,298 and $588,427, respectively. The effect of interfund transactions on the Statement of Operations was $26,497 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $131,843,650 and $144,530,178, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	905,146	$10,647,692	2,891,989	$32,362,428
Issued in reinvestment of distributions	198,026	2,326,804	229,869	2,448,105
Redeemed	(3,000,049)	(34,915,271)	(3,208,650)	(35,760,233)
	(1,896,877)	(21,940,775)	(86,792)	(949,700)
I Class/Shares Authorized	20,000,000		20,000,000
Sold	1,019,982	11,546,605	600,381	6,863,154
Issued in reinvestment of distributions	19,220	225,640	9,939	105,753
Redeemed	(350,846)	(4,104,589)	(282,616)	(3,283,159)
	688,356	7,667,656	327,704	3,685,748
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	390,675	4,600,718	451	5,000
Issued in reinvestment of distributions	17	196	—	—
Redeemed	(5,547)	(64,296)	—
	385,145	4,536,618	451	5,000
A Class/Shares Authorized	15,000,000		15,000,000
Sold	36,611	433,779	148,553	1,645,456
Issued in reinvestment of distributions	7,096	83,451	58,376	622,286
Redeemed	(110,015)	(1,303,969)	(1,417,987)	(15,744,410)
	(66,308)	(786,739)	(1,211,058)	(13,476,668)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	6,177	71,778	19,750	216,122
Issued in reinvestment of distributions	5,756	67,809	16,027	171,167
Redeemed	(108,373)	(1,268,217)	(368,067)	(4,144,957)
	(96,440)	(1,128,630)	(332,290)	(3,757,668)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	13,285	156,407	4,374	49,218
Issued in reinvestment of distributions	269	3,174	347	3,707
Redeemed	(10,557)	(124,932)	(3,662)	(42,403)
	2,997	34,649	1,059	10,522
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	450	5,000
Issued in reinvestment of distributions	17	190	—	—
	17	190	450	5,000
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	65,917	773,410	152,392	1,691,898
Issued in reinvestment of distributions	2,857	33,507	38,594	410,259
Redeemed	(18,647)	(217,900)	(808,666)	(9,357,564)
	50,127	589,017	(617,680)	(7,255,407)
Net increase (decrease)	(932,983)	$(11,028,014)	(1,918,156)	$(21,733,173)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$2,967,713	—
Belgium	—	681,320	—
Brazil	—	724,451	—
Canada	—	1,750,265	—
China	$516,129	1,129,862	—
France	—	1,795,029	—
Germany	—	3,056,674	—
Hong Kong	—	4,570,407	—
Japan	—	6,871,597	—
Mexico	—	326,469	—
Philippines	—	395,129	—
Singapore	—	1,115,483	—
Spain	—	980,710	—
Thailand	—	501,167	—
United Kingdom	—	3,395,034	—
Other Countries	36,908,388	—	—
Temporary Cash Investments	785	780,252	—
	$37,425,302	$31,041,562	—
7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

21

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$2,784,982	$4,122,827
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$67,365,232
Gross tax appreciation of investments	$3,293,116
Gross tax depreciation of investments	(2,191,484)
Net tax appreciation (depreciation) of investments	1,101,632
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,539)
Net tax appreciation (depreciation)	$1,100,093
Undistributed ordinary income	$1,981,539
Accumulated short-term capital losses	$(399,023)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.20%	1.15%	1.15%	275%	$69,207
I Class
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.00%	1.35%	1.35%	275%	$8,848
Y Class
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
2017(3)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(4)	0.86%(4)	1.99%(4)	1.91%(4)	201%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	1.45%	0.90%	0.90%	275%	$16,601
C Class
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	2.20%	0.15%	0.15%	275%	$5,428
R Class
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	1.70%	0.65%	0.65%	275%	$382

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
2017(3)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(4)	1.01%(4)	1.84%(4)	1.76%(4)	201%(5)	$5
R6 Class
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	0.85%	1.50%	1.50%	275%	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was at the top of the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the fund's annual unified management fee by approximately 0.09% (e.g., the Investor Class unified fee will be reduced from 1.20% to 1.11%) beginning August 1, 2018. The Board concluded that the management fee paid by

32

the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $17,022, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 1812

Annual Report

October 31, 2018

NT Global Real Estate Fund
Investor Class (ANREX)
G Class (ANRHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANREX	-1.45%	0.83%	3/19/15
FTSE EPRA Nareit Global Index	—	-1.59%	1.93%	—
MSCI ACWI Index	—	-0.52%	5.68%	—
G Class	ANRHX	-0.43%	1.33%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $10,410

FTSE EPRA Nareit Global Index — $10,715

MSCI ACWI Index — $12,217

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.12%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned -1.45%* for the fiscal year ended October 31, 2018. By comparison, the FTSE EPRA Nareit Global Index (the fund’s benchmark) returned -1.59%, while the MSCI ACWI Index (a broad global stock market measure) returned -0.52%.

Global Real Estate Market Overview

As an asset class, global real estate investment trusts (REITs) declined for the 12-month period, lagging the gains of the broad global equity indices. REIT performance was buffeted by rising global interest rates, which tend to create headwinds for interest-sensitive equities such as real estate. Geographically, the weakest performance within the global REITs market came from several European and Asian countries. In Europe, slowing economic trends and concerns around Brexit created a challenging backdrop, while in Asia the ripple effect of government policy changes in China challenged REITs. Exceptions within these two regions were Germany and Japan, where listed property performance was among the best in the market.

Within the fund, a combination of strong stock selection and allocation drove outperformance versus our benchmark. While the largest contribution came from our holdings in the U.K. and Australia, the fund’s U.S.-based investments also buoyed performance, as did an overweight position in the U.S. Conversely, results were hindered by the fund’s underweight position in China. Weak stock selection in Germany and Singapore also weighed on relative performance.

U.S. Holdings Among Key Contributors

Key contributors included several U.S.-based investments, including timber REIT Rayonier, health care REIT HCP, residential REIT Sun Communities, and retail REIT Simon Property Group.

Rayonier gained in response to improving demand trends driven by the U.S. housing recovery and increasing timber exports globally. Rayonier owns assets in timber-growing regions in the U.S. and New Zealand. We believe continued strength in the U.S. housing market bodes well for the price of timber. However, we sold our position in Rayonier after the stock reached our price target.

HCP’s real estate investments include senior living facilities, life sciences properties, and medical office buildings. Like many of its peers, the company has taken measures to improve profitability for its tenants, thereby stabilizing its own tenant credit profile and balance sheet. Investors reacted positively to these changes and bid the stock higher during the period.

Sun Communities, a residential REIT that owns and develops manufactured housing communities in the U.S. and Canada, benefited from limited new supply and improvement in both employment and income measures in most of the markets in which it operates.

Continued strength in the retail sector and better-than-expected financial results supported stock gains for REIT Simon Property Group, an owner, operator, and developer of shopping malls. Against this positive backdrop, management raised is full-year outlook for the company.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Diversified Holdings Detracted

Notable detractors included GDS Holdings and Equinix, two data center real estate companies within the diversified sector. Recent outlooks provided by several cloud-computing businesses, which are the largest tenants of data centers, fell short of expectations during the period. Concerns of a potential slowdown in demand for data center companies consequently weighed on our investments in this group. Although we maintained our position in GDS, we sold our Equinix shares to fund our investment in Digital Realty Trust, a data center REIT that we believe has a more compelling risk/reward profile than Equinix. However, our outlook for data center REITs is currently under review.

Other weak performers within the diversified sector included Shimao Property Holdings, a China-based investment holding company engaged in the sale and rental of commercial and residential properties as well as the operation of hotels. Shimao traded lower in spite of strong company fundamentals. A broad-based sell-off among Chinese stocks during the period raised concerns about Shimao’s higher-than-average debt relative to its peers. Given recent concerns around China, we do not expect to see an acceleration in Shimao’s growth and consequently eliminated our position in the stock.

Elsewhere, China-based hotel operator GreenTree Hospitality Group detracted from the fund’s performance. Given the moderating growth outlook for the Chinese economy and expectations that the appetite for leisure spend will decrease, we liquidated our position in the lodging/resort name.

Outlook

In our view, global real estate securities currently are trading at an attractive discount to their net asset value and continue to offer investors healthy dividend yields. Although the consensus is that global interest rates will likely continue rising, we believe strong fundamentals combined with improved earnings profiles for many real estate companies bodes well for these stocks in the coming year.

Against this backdrop, we maintained an overweight position in North America, where our focus is on U.S.-based property companies we believe will continue to benefit from robust economic growth in the U.S. Conversely, the fund was notably underweight in emerging markets. In our view, slowing economic growth in China could negatively impact other Asian economies. We consequently reduced our exposure in China, Singapore, and Hong Kong.

The industrial sector remained one of the fund’s largest sector overweights. Signs of continued strength in e-commerce trends in most global markets continues to drive our optimism for fund holdings within this sector. We also held a larger-than-benchmark stake in the residential sector, where we remain particularly upbeat about developments in the U.S. Notably, we are seeing accelerating tailwinds from strong U.S. job growth and an increase in the number of renters as the housing supply moderates and homes become less affordable.

While robust e-commerce trends provide a tailwind for industrial properties, they create a headwind for brick-and-mortar retail companies. We therefore maintained our underweight position in the retail sector. The fund also was underweight in the lodging/resorts sector, where we reduced our exposure during the period due to our concerns of a potential slowdown in demand for lodging as a result of moderating global economic growth.

4

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	5.8%
Prologis, Inc.	4.8%
Vonovia SE	3.5%
Gaming and Leisure Properties, Inc.	3.2%
Sun Communities, Inc.	3.0%
Camden Property Trust	2.7%
HCP, Inc.	2.7%
Gecina SA	2.6%
Alexandria Real Estate Equities, Inc.	2.5%
UDR, Inc.	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	52.3%
Foreign Common Stocks	45.7%
Total Common Stocks	98.0%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United States	52.3%
Japan	10.0%
Hong Kong	6.6%
United Kingdom	4.9%
Germany	4.4%
Australia	4.3%
France	2.6%
Canada	2.5%
China	2.4%
Other Countries	8.0%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$957.90	$5.48	1.11%
G Class	$1,000	$962.20	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.61	$5.65	1.11%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.0%
Australia — 4.3%
Charter Hall Group	1,558,327	$7,614,353
Goodman Group	1,265,689	9,303,571
		16,917,924
Belgium — 1.0%
Shurgard Self Storage Europe Sarl(1)	77,982	2,189,168
VGP NV	23,382	1,652,579
		3,841,747
Brazil — 1.0%
Iguatemi Empresa de Shopping Centers SA	399,400	4,139,422
Canada — 2.5%
Boardwalk Real Estate Investment Trust	64,025	2,383,581
Brookfield Asset Management, Inc., Class A	128,523	5,244,601
Northview Apartment Real Estate Investment Trust	117,043	2,250,263
		9,878,445
China — 2.4%
China Resources Land Ltd.	1,240,000	4,206,096
GDS Holdings Ltd. ADR(1)	125,187	2,938,139
Longfor Group Holdings Ltd.	899,000	2,182,743
		9,326,978
France — 2.6%
Gecina SA	69,367	10,190,342
Germany — 4.4%
Aroundtown SA	462,786	3,842,201
Vonovia SE	295,902	13,546,904
		17,389,105
Hong Kong — 6.6%
CK Asset Holdings Ltd.	802,500	5,208,813
Link REIT	1,034,500	9,168,351
Sino Land Co. Ltd.	1,848,000	2,898,565
Swire Properties Ltd.	1,241,000	4,233,226
Wharf Real Estate Investment Co. Ltd.	705,000	4,364,699
		25,873,654
Japan — 10.0%
GLP J-Reit	5,571	5,514,962
Invesco Office J-Reit, Inc.	25,890	3,659,729
Japan Hotel REIT Investment Corp.	5,933	4,222,270
Mitsui Fudosan Co. Ltd.	409,300	9,228,158
Orix JREIT, Inc.	5,117	7,827,307
Sumitomo Realty & Development Co. Ltd.	164,500	5,660,952
Tokyu Fudosan Holdings Corp.	527,300	2,972,152
		39,085,530

7

	Shares	Value
Mexico — 0.5%
Corp. Inmobiliaria Vesta SAB de CV	1,499,985	$1,827,607
Netherlands — 1.2%
InterXion Holding NV(1)	80,542	4,741,508
Philippines — 0.6%
Ayala Land, Inc.	3,031,000	2,246,129
Singapore — 1.6%
CapitaLand Commercial Trust	2,440,900	3,048,592
CapitaLand Ltd.	1,427,700	3,236,457
		6,285,049
Spain — 1.4%
Inmobiliaria Colonial Socimi SA	554,974	5,578,750
Thailand — 0.7%
Central Pattana PCL	1,194,400	2,846,383
United Kingdom — 4.9%
Derwent London plc	78,208	2,927,989
Safestore Holdings plc	480,618	3,280,501
Segro plc	1,159,618	9,109,749
UNITE Group plc (The)	366,181	3,990,149
		19,308,388
United States — 52.3%
Agree Realty Corp.	116,790	6,688,563
Alexandria Real Estate Equities, Inc.	79,141	9,673,404
American Campus Communities, Inc.	148,559	5,869,566
AvalonBay Communities, Inc.	45,457	7,972,249
Blackstone Mortgage Trust, Inc., Class A	121,960	4,114,930
Boston Properties, Inc.	54,719	6,607,866
Camden Property Trust	117,166	10,576,575
Columbia Property Trust, Inc.	223,539	5,018,451
CyrusOne, Inc.	97,292	5,178,853
Digital Realty Trust, Inc.	88,299	9,117,755
Duke Realty Corp.	201,441	5,553,728
Extra Space Storage, Inc.	27,274	2,456,296
Gaming and Leisure Properties, Inc.	372,787	12,559,194
HCP, Inc.	381,334	10,505,752
Host Hotels & Resorts, Inc.	72,923	1,393,559
Hudson Pacific Properties, Inc.	104,276	3,159,563
Invitation Homes, Inc.	136,829	2,993,819
Prologis, Inc.	292,096	18,831,429
Regency Centers Corp.	90,940	5,761,958
Rexford Industrial Realty, Inc.	117,659	3,726,261
Simon Property Group, Inc.	123,351	22,637,376
Starwood Property Trust, Inc.	163,963	3,561,276
STORE Capital Corp.	183,288	5,320,851
Sun Communities, Inc.	118,579	11,913,632
Taubman Centers, Inc.	55,218	3,037,542
UDR, Inc.	242,210	9,492,210

8

	Shares	Value
Vornado Realty Trust	59,252	$4,033,876
Welltower, Inc.	111,334	7,355,837
		205,112,371
TOTAL COMMON STOCKS (Cost $369,463,604)		384,589,332
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $4,267,518), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $4,181,104)		4,180,872
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $2,136,106), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $2,092,061)		2,092,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,737	3,737
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,276,609)		6,276,609
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $375,740,213)		390,865,941
OTHER ASSETS AND LIABILITIES — 0.4%		1,395,220
TOTAL NET ASSETS — 100.0%		$392,261,161

SECTOR ALLOCATION
(as a % of net assets)
Diversified	29.5%
Residential	19.1%
Retail	15.2%
Industrial	14.1%
Office	12.0%
Health Care	4.6%
Self Storage	2.0%
Lodging/Resorts	1.5%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $375,740,213)	$390,865,941
Foreign currency holdings, at value (cost of $9)	9
Receivable for investments sold	3,126,398
Dividends and interest receivable	614,990
394,607,338

Liabilities
Payable for investments purchased	2,241,806
Accrued management fees	104,371
2,346,177

Net Assets	$392,261,161

Net Assets Consist of:
Capital (par value and paid-in surplus)	$408,884,125
Distributable earnings	(16,622,964)
$392,261,161

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$109,780,583	11,774,132	$9.32
G Class, $0.01 Par Value	$282,480,578	30,020,744	$9.41

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $487,907)	$11,609,083
Interest	52,104
11,661,187

Expenses:
Management fees	3,882,090
Directors' fees and expenses	9,467
Other expenses	8,285
3,899,842
Fees waived(1)	(2,619,367)
1,280,475

Net investment income (loss)	10,380,712

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,068,645
Foreign currency translation transactions	(79,028)
10,989,617

Change in net unrealized appreciation (depreciation) on:
Investments	(22,988,670)
Translation of assets and liabilities in foreign currencies	1,159
(22,987,511)

Net realized and unrealized gain (loss)	(11,997,894)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,617,182)

(1)	Amount consists of $76,482 and $2,542,885 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$10,380,712	$10,114,235
Net realized gain (loss)	10,989,617	(3,635,057)
Change in net unrealized appreciation (depreciation)	(22,987,511)	27,252,018
Net increase (decrease) in net assets resulting from operations	(1,617,182)	33,731,196

Distributions to Shareholders
From earnings:
Investor Class	(3,692,279)	(4,532,618)
R6 Class	—	(1,286,466)
G Class	(12,293,326)	(11,286,980)
Decrease in net assets from distributions	(15,985,605)	(17,106,064)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(25,676,420)	28,710,763

Net increase (decrease) in net assets	(43,279,207)	45,335,895

Net Assets
Beginning of period	435,540,368	390,204,473
End of period	$392,261,161	$435,540,368

See Notes to Financial Statements.

12

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

13

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

14

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2017 through July 31, 2018, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2018, the investment advisor terminated the waiver and decreased the annual management fee by 0.09%. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	1.11%	1.18%	1.11%
G Class	0.76%	0.83%	0.00%
*Prior to August 1, 2018, the annual management fee was 1.20% for the Investor Class and 0.85% for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,825,682 and $3,239,469, respectively. The effect of interfund transactions on the Statement of Operations was $137,571 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $741,156,932 and $771,233,894, respectively.

15

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		90,000,000
Sold	609,405	$5,985,751	1,424,775	$12,844,944
Issued in reinvestment of distributions	379,084	3,692,279	512,740	4,532,618
Redeemed	(317,988)	(3,153,870)	(1,599,826)	(14,600,064)
	670,501	6,524,160	337,689	2,777,498
R6 Class/Shares Authorized	N/A		N/A
Sold			1,321,902	12,086,691
Issued in reinvestment of distributions			145,528	1,286,466
Redeemed			(4,144,860)	(39,871,707)
			(2,677,430)	(26,498,550)
G Class/Shares Authorized	230,000,000		200,000,000
Sold	1,245,433	12,202,353	6,472,163	61,145,332
Issued in reinvestment of distributions	1,262,148	12,293,326	1,276,808	11,286,980
Redeemed	(5,750,226)	(56,696,259)	(2,126,720)	(20,000,497)
	(3,242,645)	(32,200,580)	5,622,251	52,431,815
Net increase (decrease)	(2,572,144)	$(25,676,420)	3,282,510	$28,710,763

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$16,917,924	—
Belgium	—	3,841,747	—
Brazil	—	4,139,422	—
Canada	—	9,878,445	—
China	$2,938,139	6,388,839	—
France	—	10,190,342	—
Germany	—	17,389,105	—
Hong Kong	—	25,873,654	—
Japan	—	39,085,530	—
Mexico	—	1,827,607	—
Philippines	—	2,246,129	—
Singapore	—	6,285,049	—
Spain	—	5,578,750	—
Thailand	—	2,846,383	—
United Kingdom	—	19,308,388	—
Other Countries	209,853,879	—	—
Temporary Cash Investments	3,737	6,272,872	—
	$212,795,755	$178,070,186	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$15,985,605	$17,106,064
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$387,927,338
Gross tax appreciation of investments	$15,760,667
Gross tax depreciation of investments	(12,822,064)
Net tax appreciation (depreciation) of investments	2,938,603
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(7,472)
Net tax appreciation (depreciation)	$2,931,131
Undistributed ordinary income	$12,691,202
Accumulated short-term capital losses	$(32,245,297)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.79	0.16	(0.30)	(0.14)	(0.33)	$9.32	(1.45)%	1.11%	1.18%	1.66%	1.59%	178%	$109,781
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
2015(3)	$10.00	0.09	(0.52)	(0.43)	—	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
G Class
2018	$9.83	0.27	(0.30)	(0.03)	(0.39)	$9.41	(0.43)%	0.00%(5)	0.83%	2.77%	1.94%	178%	$282,481
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612
2015(3)	$10.00	0.10	(0.51)	(0.41)	—	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and for the period March 19, 2015 (fund inception) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and for the period March 19, 2015 (fund inception) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was at the top of the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the fund's annual unified management fee by approximately 0.09% (e.g., the Investor Class unified fee will be reduced from 1.20% to 1.11%) beginning August 1, 2018. The Board concluded that the management fee paid by

26

the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $86,867, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 1812

Annual Report

October 31, 2018

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	1.11%	6.86%	10.56%	—	9/21/95
MSCI U.S. REIT Index	—	1.69%	7.55%	11.35%	—	—
S&P 500 Index	—	7.35%	11.33%	13.23%	—	—
I Class	REAIX	1.34%	7.08%	10.78%	—	6/16/97
Y Class	ARYEX	1.50%	—	—	1.30%	4/10/17
A Class	AREEX					10/6/98
No sales charge		0.86%	6.60%	10.28%	—
With sales charge		-4.94%	5.34%	9.63%	—
C Class	ARYCX	0.11%	5.80%	9.46%	—	9/28/07
R Class	AREWX	0.61%	6.33%	10.00%	—	9/28/07
R5 Class	ARREX	1.31%	—	—	1.14%	4/10/17
R6 Class	AREDX	1.46%	7.23%	—	6.50%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $27,298

MSCI U.S. REIT Index — $29,332

S&P 500 Index — $34,668

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.15%	0.95%	0.80%	1.40%	2.15%	1.65%	0.95%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 1.11%* for the fiscal year ended October 31, 2018. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 1.69%, while the S&P 500 Index (a broad stock market measure) returned 7.35%.

REIT Market Overview

Real estate investment trusts (REITs) delivered marginal gains for the 12-month period yet lagged the returns of the broad U.S. equity indices. Performance was buffeted by rising U.S. interest rates, which tend to create headwinds for interest-sensitive equities such as real estate. Further pressuring REIT returns was a sell-off in early 2018 and implementation of a new U.S. tax bill. The bill reduced corporate tax rates and subsequently drove inflation expectations and interest rates higher. The effects of these negative developments were offset by strong real estate fundamentals in the U.S. and the growing dividend yields of many publicly traded U.S. real estate companies.

Areas of strength within the REITs market included the retail and self storage sectors. Strong economic growth, high consumer confidence, and wage increases continued to bode well for the retail sector. Meanwhile, stocks within the self storage sector benefited from better-than-expected demand for storage. Areas of weakness included the industrial, diversified, and office sectors. The industrial sector declined against a backdrop of increased trade rhetoric between the U.S. and China and concerns that weaker global trade could dampen demand for industrial real estate in global export markets. The poor performance of the diversified sector was driven primarily by data center REITs, which declined in response to lower-than-expected outlooks reported by a number of cloud-computing companies. Meanwhile, disappointing leasing trends contributed to weakness in the office sector.

Within the fund, sources of underperformance included negative stock selection in the office sector and a smaller-than-benchmark stake in the solid-performing health care sector. Conversely, relative results were buoyed by positive stock selection in the diversified sector, where our holdings in timber REITs delivered particularly strong results. Positive stock selection combined with an overweight position in the retail sector versus the benchmark also lifted performance. Within this sector, a focus on high-quality malls and net-lease REITs oriented toward e-commerce-resistant retailers proved especially beneficial. Another area of strength in the fund was the lodging/resorts sector, where a slight underweight position benefited performance.

Data Center REITs Among Key Detractors

On an individual stock basis, key detractors included data center REITs Equinix and CyrusOne, which declined on concerns of potentially slower leasing volumes. Nonetheless, we believe these companies continue to have relatively attractive growth expectations and maintained positions in both stocks at period-end.

Not owning retail REIT Realty Income weighed on relative performance. In our view, a below-average growth outlook makes this commercial property owner less attractive than other retail REITs. However, Realty Income was a solid performer during the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other detractors included office REITs Boston Properties and Hudson Pacific Properties. Boston Properties, an owner of high-quality properties on both the East and West coasts, saw its stock pull back after management revised full-year 2018 guidance lower. We believe management’s 2019 outlook will accelerate from 2018 and, therefore, we will remain invested in Boston Properties. We also maintain a positive outlook for Hudson Pacific Properties, an owner and developer of office and media and entertainment properties in California and the Pacific Northwest. Delays in securing new tenants following a number of large-tenant moveouts put pressure on Hudson’s forward earnings expectations. We believe the company will recover from this short-term setback.

Retail and Diversified Holdings Contributed

Notable contributors included retail holdings STORE Capital and Agree Realty. Both companies are net-lease REITs, which means their tenants pay rent, plus some or all of the real estate taxes, building insurance, and maintenance fees. A robust acquisition environment within the net-lease segment as well as a focus on owning retail assets with e-commerce-resistant tenants supported stock gains for both companies. Agree Realty’s stock also advanced on strong financial results and an increase in management’s full-year acquisition guidance.

Key contributors also came from the diversified sector, where timber REIT Rayonier was a standout performer. Rayonier benefited from improving demand trends driven by the U.S. housing recovery and increasing timber exports globally. Strength in the U.S. housing market had boosted timber prices. However, we sold Rayonier after the stock reached our price target.

Other notable contributors in the diversified sector included Colony Capital, a stock we do not own. Our decision not to hold a position in this real estate and investment management company proved beneficial, as execution issues following a recent merger weighed heavily on the stock.

Elsewhere, the strong performance of lodging/resorts company Marriott International lifted portfolio results. The company benefited from a positive outlook for demand for corporate and group travel driven by tax reform and reduced regulation. After recent gains in Marriott’s share price, however, we felt the stock was fully valued and sold our position.

Outlook

In our view, REITs currently are trading at an attractive discount to their net asset value and continue to offer investors healthy dividend yields. Although expectations are that the Federal Reserve will continue raising interest rates through 2019, we believe strong real estate fundamentals combined with improved earnings profiles bodes well for U.S. real estate companies in the coming year.

We are particularly optimistic about the residential sector, a group we added to, bringing it to a top sector overweight at period-end. Strong demographics combined with good job growth provide a supportive backdrop for residential demand as supply remains in check in most markets. Declining home affordability resulting from rising interest rates provided an added tailwind for our rental residential REITs. Another sizable sector overweight was the diversified sector, where timber and data center REITs remained a focus. By period-end, however, we had fully exited our timber REITs due to above-average stock valuations and the potential for declining timber prices.

Notable sector underweights included health care. As new supply growth for senior living facilities continues to outpace demand, our outlook for these properties and for the health care sector in general remains cautious. Other headwinds facing various assets within the health care sector include risks around government reimbursement. We also were underweight in the lodging/resorts sector. After enjoying strong gains from our lodging/resorts holdings at the beginning of the period as a result of an increase in leisure spending, we took profits and reduced our exposure to the sector. We believe that, as global economic growth moderates, demand for lodging will decline.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	9.4%
Prologis, Inc.	7.4%
Equinix, Inc.	4.2%
Welltower, Inc.	4.1%
HCP, Inc.	4.0%
Sun Communities, Inc.	4.0%
Camden Property Trust	3.9%
AvalonBay Communities, Inc.	3.9%
Regency Centers Corp.	3.8%
UDR, Inc.	3.6%

Sector Allocation	% of net assets
Retail	22.5%
Residential	20.8%
Diversified	19.9%
Industrial	11.9%
Office	8.6%
Health Care	8.1%
Self Storage	4.1%
Lodging/Resorts	3.7%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,044.10	$5.93	1.15%
I Class	$1,000	$1,045.40	$4.90	0.95%
Y Class	$1,000	$1,046.60	$4.13	0.80%
A Class	$1,000	$1,043.20	$7.21	1.40%
C Class	$1,000	$1,039.20	$11.05	2.15%
R Class	$1,000	$1,041.80	$8.49	1.65%
R5 Class	$1,000	$1,045.40	$4.90	0.95%
R6 Class	$1,000	$1,046.20	$4.13	0.80%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.85	1.15%
I Class	$1,000	$1,020.42	$4.84	0.95%
Y Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.15	$7.12	1.40%
C Class	$1,000	$1,014.37	$10.92	2.15%
R Class	$1,000	$1,016.89	$8.39	1.65%
R5 Class	$1,000	$1,020.42	$4.84	0.95%
R6 Class	$1,000	$1,021.17	$4.08	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.6%
Diversified — 19.9%
Blackstone Mortgage Trust, Inc., Class A	298,982	$10,087,653
CyrusOne, Inc.	251,878	13,407,466
Digital Realty Trust, Inc.	337,258	34,825,261
Equinix, Inc.	108,330	41,028,904
Gaming and Leisure Properties, Inc.	815,645	27,479,080
InterXion Holding NV(1)	169,108	9,955,388
JBG SMITH Properties	282,420	10,585,102
SBA Communications Corp.(1)	54,633	8,859,834
Starwood Property Trust, Inc.	468,110	10,167,349
VICI Properties, Inc.	575,011	12,414,487
Vornado Realty Trust	243,299	16,563,796
		195,374,320
Health Care — 8.1%
HCP, Inc.	1,415,274	38,990,799
Welltower, Inc.	609,729	40,284,795
		79,275,594
Industrial — 11.9%
Duke Realty Corp.	952,698	26,265,884
Prologis, Inc.	1,120,751	72,254,817
Rexford Industrial Realty, Inc.	554,092	17,548,093
		116,068,794
Lodging/Resorts — 3.7%
Hilton Worldwide Holdings, Inc.	123,264	8,772,699
Host Hotels & Resorts, Inc.	1,431,410	27,354,245
		36,126,944
Office — 8.6%
Alexandria Real Estate Equities, Inc.	258,333	31,576,043
Boston Properties, Inc.	234,471	28,314,718
Columbia Property Trust, Inc.	634,790	14,251,035
Hudson Pacific Properties, Inc.	347,301	10,523,220
		84,665,016
Residential — 20.8%
American Campus Communities, Inc.	461,881	18,248,918
AvalonBay Communities, Inc.	216,729	38,009,932
Camden Property Trust	424,840	38,350,307
Essex Property Trust, Inc.	78,958	19,801,087
Invitation Homes, Inc.	718,419	15,719,008
Sun Communities, Inc.	386,932	38,875,058
UDR, Inc.	892,725	34,985,893
		203,990,203

10

	Shares	Value
Retail — 22.5%
Agree Realty Corp.	380,519	$21,792,323
Essential Properties Realty Trust, Inc.	565,010	7,684,136
National Retail Properties, Inc.	72,435	3,386,336
Regency Centers Corp.	587,960	37,253,146
Retail Properties of America, Inc., Class A	827,099	10,148,505
Simon Property Group, Inc.	502,384	92,197,512
STORE Capital Corp.	1,089,575	31,630,362
Taubman Centers, Inc.	296,095	16,288,186
		220,380,506
Self Storage — 4.1%
CubeSmart	447,334	12,963,739
Extra Space Storage, Inc.	299,704	26,991,342
		39,955,081
TOTAL COMMON STOCKS (Cost $851,478,549)		975,836,458
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $1,909,499), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $1,870,833)		1,870,729
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $956,252), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $936,027)		936,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,737	1,737
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,808,466)		2,808,466
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $854,287,015)		978,644,924
OTHER ASSETS AND LIABILITIES — 0.1%		559,800
TOTAL NET ASSETS — 100.0%		$979,204,724

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $854,287,015)	$978,644,924
Receivable for investments sold	9,721,235
Receivable for capital shares sold	429,508
Dividends and interest receivable	138
988,795,805

Liabilities
Payable for investments purchased	6,912,327
Payable for capital shares redeemed	1,766,272
Accrued management fees	892,432
Distribution and service fees payable	20,050
9,591,081

Net Assets	$979,204,724

Net Assets Consist of:
Capital (par value and paid-in surplus)	$838,312,624
Distributable earnings	140,892,100
$979,204,724

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$586,905,684	21,670,902	$27.08
I Class, $0.01 Par Value	$118,458,406	4,362,014	$27.16
Y Class, $0.01 Par Value	$357,428	13,163	$27.15
A Class, $0.01 Par Value	$50,619,172	1,871,554	$27.05*
C Class, $0.01 Par Value	$6,519,143	247,573	$26.33
R Class, $0.01 Par Value	$7,988,936	297,568	$26.85
R5 Class, $0.01 Par Value	$5,078	187	$27.16
R6 Class, $0.01 Par Value	$208,350,877	7,673,917	$27.15
*Maximum offering price $28.70 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends	$31,272,685
Interest	87,890
31,360,575

Expenses:
Management fees	10,972,792
Distribution and service fees:
A Class	158,803
C Class	82,620
R Class	45,604
Directors' fees and expenses	22,600
Other expenses	922
11,283,341

Net investment income (loss)	20,077,234

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	45,288,178
Change in net unrealized appreciation (depreciation) on investments	(55,673,400)

Net realized and unrealized gain (loss)	(10,385,222)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,692,012
See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$20,077,234	$28,933,196
Net realized gain (loss)	45,288,178	47,543,556
Change in net unrealized appreciation (depreciation)	(55,673,400)	(32,253,565)
Net increase (decrease) in net assets resulting from operations	9,692,012	44,223,187

Distributions to Shareholders
From earnings:(1)
Investor Class	(45,370,811)	(85,484,233)
I Class	(9,967,018)	(17,488,039)
Y Class	(3,175)	(9)
A Class	(4,658,628)	(13,693,365)
C Class	(570,939)	(1,394,446)
R Class	(635,992)	(1,419,673)
R5 Class	(358)	(6)
R6 Class	(12,982,766)	(16,636,325)
Decrease in net assets from distributions	(74,189,687)	(136,116,096)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(92,339,914)	(203,411,457)

Net increase (decrease) in net assets	(156,837,589)	(295,304,366)

Net Assets
Beginning of period	1,136,042,313	1,431,346,679
End of period	$979,204,724	$1,136,042,313

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(11,194,822), $(2,580,690), $(9), $(1,641,012), $(139,917), $(162,465), $(6) and $(2,753,194) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(74,289,411), $(14,907,349), $(12,052,353), $(1,254,529), $(1,257,208) and $(13,883,131) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.20%	1.15%
I Class	0.80% to 1.00%	0.95%
Y Class	0.65% to 0.85%	0.80%
A Class	1.00% to 1.20%	1.15%
C Class	1.00% to 1.20%	1.15%
R Class	1.00% to 1.20%	1.15%
R5 Class	0.80% to 1.00%	0.95%
R6 Class	0.65% to 0.85%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,764,731 and $3,616,126, respectively. The effect of interfund transactions on the Statement of Operations was $40,013 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $1,532,103,825 and $1,666,162,863, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		170,000,000
Sold	4,229,602	$116,310,040	5,233,070	$149,322,773
Issued in reinvestment of distributions	1,614,273	44,714,781	2,958,555	83,694,334
Redeemed	(8,382,683)	(229,188,279)	(13,626,337)	(389,676,379)
	(2,538,808)	(68,163,458)	(5,434,712)	(156,659,272)
I Class/Shares Authorized	50,000,000		60,000,000
Sold	1,169,803	32,041,574	2,286,891	65,508,340
Issued in reinvestment of distributions	277,854	7,719,902	500,344	14,194,159
Redeemed	(2,884,943)	(80,309,917)	(2,941,986)	(84,743,525)
	(1,437,286)	(40,548,441)	(154,751)	(5,041,026)
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	12,927	365,126	174	5,000
Issued in reinvestment of distributions	61	1,727	1	9
	12,988	366,853	175	5,009
A Class/Shares Authorized	40,000,000		50,000,000
Sold	397,807	10,852,882	845,845	24,134,668
Issued in reinvestment of distributions	151,205	4,185,126	455,114	12,873,186
Redeemed	(1,434,357)	(39,259,621)	(3,537,557)	(100,816,548)
	(885,345)	(24,221,613)	(2,236,598)	(63,808,694)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	12,869	343,278	39,423	1,106,180
Issued in reinvestment of distributions	17,767	479,962	38,816	1,077,347
Redeemed	(141,209)	(3,725,725)	(249,754)	(7,075,071)
	(110,573)	(2,902,485)	(171,515)	(4,891,544)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	112,256	3,027,976	213,899	6,099,275
Issued in reinvestment of distributions	19,427	533,938	39,553	1,113,092
Redeemed	(235,998)	(6,461,083)	(477,119)	(13,883,883)
	(104,315)	(2,899,169)	(223,667)	(6,671,516)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	173	5,000
Issued in reinvestment of distributions	13	358	1	6
	13	358	174	5,006
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	3,277,490	90,908,133	2,275,262	66,033,837
Issued in reinvestment of distributions	468,519	12,982,766	586,520	16,636,325
Redeemed	(2,098,505)	(57,862,858)	(1,707,874)	(49,019,582)
	1,647,504	46,028,041	1,153,908	33,650,580
Net increase (decrease)	(3,415,822)	$(92,339,914)	(7,066,986)	$(203,411,457)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$975,836,458	—	—
Temporary Cash Investments	1,737	$2,806,729	—
	$975,838,195	$2,806,729	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$21,432,820	$18,467,025
Long-term capital gains	$52,756,867	$117,649,071

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$876,190,718
Gross tax appreciation of investments	$116,399,809
Gross tax depreciation of investments	(13,945,603)
Net tax appreciation (depreciation) of investments	$102,454,206
Undistributed ordinary income	—
Accumulated long-term gains	$38,437,894

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
2016	$29.69	0.41	1.41	1.82	(0.82)	—	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
2015	$28.69	0.42	1.13	1.55	(0.55)	—	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
2014	$24.56	0.30	4.29	4.59	(0.46)	—	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
I Class
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
2016	$29.76	0.46	1.43	1.89	(0.88)	—	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
2015	$28.75	0.51	1.11	1.62	(0.61)	—	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
2014	$24.61	0.35	4.30	4.65	(0.51)	—	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
Y Class
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357
2017(3)	$28.68	0.27	(0.12)	0.15	(0.05)	—	(0.05)	$28.78	0.54%	0.80%(4)	1.70%(4)	145%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
2016	$29.69	0.34	1.41	1.75	(0.74)	—	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
2015	$28.69	0.34	1.14	1.48	(0.48)	—	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
2014	$24.55	0.24	4.30	4.54	(0.40)	—	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
C Class
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
2016	$29.22	0.11	1.37	1.48	(0.52)	—	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
2015	$28.25	0.12	1.13	1.25	(0.28)	—	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
2014	$24.18	0.04	4.23	4.27	(0.20)	—	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
R Class
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445
2016	$29.55	0.23	1.43	1.66	(0.66)	—	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112
2015	$28.55	0.26	1.15	1.41	(0.41)	—	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458
2014	$24.44	0.16	4.28	4.44	(0.33)	—	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
2017(3)	$28.69	0.25	(0.11)	0.14	(0.04)	—	(0.04)	$28.79	0.47%	0.95%(4)	1.55%(4)	145%(5)	$5
R6 Class
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431
2016	$29.75	0.51	1.43	1.94	(0.93)	—	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866
2015	$28.74	0.49	1.17	1.66	(0.65)	—	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257
2014	$24.61	0.33	4.35	4.68	(0.55)	—	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and slightly below its benchmark for the ten-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

30

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $267,233, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $54,611,915, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.
The fund utilized earnings and profits of $1,855,048 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 1812

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $137,900
FY 2018:    $107,380

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $104,750
FY 2018:    $115,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2018

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2018